                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                             U.S. HOME CORPORATION
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             U.S. HOME CORPORATION
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
         Rule 0-11:

- - --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- - --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- - --------------------------------------------------------------------------------
     (3) Filing Party:

- - --------------------------------------------------------------------------------
     (4) Date Filed:

- - --------------------------------------------------------------------------------

                             U.S. HOME CORPORATION
                              1800 WEST LOOP SOUTH
                                 P. O. BOX 2863
                           HOUSTON, TEXAS 77252-2863

[U.S. HOME LOGO]

                 NOTICE OF 1994 ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT

                                                                   March 3, 1994

Dear Stockholders:

     On behalf of the officers and directors of the Company, you are cordially invited to attend the U.S. Home Corporation Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on April 6, 1994 at the Omni Hotel, Four Riverway, Houston, Texas.

     At the meeting, Stockholders will be asked to consider and act upon the election of directors and ratification of auditors. Stockholders are also being requested to consider and approve the Non-Employee Directors' Stock Option Plan, the Employee Stock Payment Plan and an amendment to the Second Restated Certificate of Incorporation to eliminate a prohibition against issuance of non-voting equity securities. These matters are described in the formal Notice of Meeting and in the accompanying Proxy Statement.

     The Board of Directors of the Company unanimously recommends that all Stockholders vote in favor of each Proposal. Your vote is important regardless of the number of shares you may own. We strongly encourage all Stockholders to participate by voting their shares by Proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed Proxy as soon as possible. If you do attend the meeting, you may still vote in person.

                                            Sincerely,

                                            Robert J. Strudler
                                            Chairman and Chief
                                            Executive Officer

                                [U.S. HOME LOGO]

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 6, 1994
                      ------------------------------------

     The Annual Meeting of the Stockholders of U.S. Home Corporation (the "Company") will be held on Wednesday, April 6, 1994, at 10:00 a.m., local time, at the Omni Hotel, Four Riverway, Houston, Texas for the purpose of considering and acting upon the following proposals as set forth in the accompanying Proxy
Statement:

     1.   Election of Class I Directors.

     2.   Approval of the Company's Non-Employee Directors' Stock Option Plan.

     3.   Approval of the Company's Employee Stock Payment Plan.

     4. Approval of an amendment to the Company's Second Restated Certificate of Incorporation to eliminate a prohibition against issuance of non-voting equity securities.

     5. Ratification of the appointment of Arthur Andersen & Co. as auditors of the Company for the fiscal year ending December 31, 1994.

     6. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only Stockholders of record at the close of business on February 10, 1994 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                            By Order of the Board of Directors

                                            RICHARD G. SLAUGHTER
                                            Secretary

March 3, 1994

                             U.S. HOME CORPORATION
                              1800 WEST LOOP SOUTH
                                 P. O. BOX 2863
                              HOUSTON, TEXAS 77252

                      ------------------------------------

                                PROXY STATEMENT

                      ------------------------------------

     Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders of U.S. Home Corporation (the "Company") and a form of Proxy (the "Proxy") for such meeting solicited by the Board of Directors of the Company (the "Board"). The Board has fixed the close of business on February 10, 1994 as the record date (the "Record Date") for the determination of stockholders ("Stockholders") who are entitled to notice of and to vote at the meeting or any adjournment(s) thereof (the "Meeting"). The holders of a majority of the aggregate outstanding shares of (i) common stock, $.01 par value per share, of the Company (the "Common Stock") and (ii) convertible redeemable preferred stock, $.10 par value per share, of the Company (the "Convertible Preferred Stock") (hereinafter, the Common Stock and the Convertible Preferred Stock shall be referred to collectively as the "Stock") present in person or represented by Proxy and entitled to vote shall constitute a quorum at the Meeting.

     As of the Record Date, there were outstanding 9,627,955 shares of Common Stock and 1,716,110 shares of Convertible Preferred Stock, or an aggregate of 11,344,065 shares of Stock, the holders of which are entitled to one vote per share.

     A Proxy that is properly submitted to the Company may be revoked at any time, before it is exercised, by written notice to the Secretary of the Company. Any Stockholder attending the Meeting may vote in person and by doing so revokes any Proxy previously submitted by him or her. Pursuant to Proposal 1, unless authority to vote for all nominees for Class I Director or any individual nominee is withheld, all the shares of Stock represented by the Proxy will be voted for the election as Class I Director of the nominees set forth in this Proxy Statement. Where a Stockholder has specified a choice on his or her Proxy with respect to other proposals or matters, that direction will be followed. If no direction is given, all of the shares of Stock represented by the Proxy will be voted in favor of such proposal or matter. However, shares of Stock represented by Proxies marked as abstentions on any matter will not be voted on that matter, although they will be counted for quorum purposes; shares held by brokers in "street name" and not voted by them will not be counted in tabulating votes.

     The cost of soliciting Proxies will be paid by the Company, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to the beneficial owners of Stock. Officers and regular employees of the Company may solicit Proxies personally and by telephone. In addition, the Company has retained D.F. King & Co., Inc., to aid in the solicitation from brokers, bank nominees and institutional holders for a fee of $6,500 plus out-of-pocket expenses.

     The Annual Report of the Company for the year ended December 31, 1993, containing audited financial statements for such year, is enclosed with this Proxy Statement.

     This Proxy Statement and the enclosed Proxy are being sent to Stockholders on or about March 3, 1994.

     IN ORDER THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AT THIS MEETING, YOU ARE REQUESTED TO:

                 PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

                         ELECTION OF CLASS I DIRECTORS
                                  (PROPOSAL 1)

     The Company's Second Restated Certificate of Incorporation (the "Certificate of Incorporation"), which became effective on June 21, 1993, when it emerged from Chapter 11 of the United States Bankruptcy Code, provides that six individuals (the "New Directors") selected by the Official Committee of Unsecured Creditors in the Company's Chapter 11 bankruptcy case would be added to the Board, three directors would resign from the Board (such persons resigned on June 10, 1993), and five directors who were members of the Board during the pendency of the Company's Chapter 11 case would remain on the Board ("Continuing Directors"), resulting in a Board consisting of 11 directors. The Certificate of Incorporation also provides that the directors will be divided, with respect to the time for which they hold office, into three classes: Class I, Class II and Class III. Class I consists of the three members named below who, if elected at the Meeting, will serve until the annual meeting of Stockholders in 1996 and until their successors are elected and qualified. Class II consists of the four members named below who will serve until the annual meeting of Stockholders in 1995 and until their successors are elected and qualified. Class III consists of the four members named below who will serve until the annual meeting of Stockholders in 1996 and until their successors are elected and qualified.

     Until the annual meeting of Stockholders to elect directors to be held in 1996, nominations for election to the Board due to expiring terms of Continuing Directors and New Directors will be made by a majority of the remaining Continuing Directors or New Directors, respectively. Effective with the annual meeting of Stockholders to be held in 1996, classification of directors will terminate and all directors will serve for one-year terms, and nominations for election of all directors will be made by the affirmative vote of a majority of the entire Board. Subject to the Certificate of Incorporation and the Company's Amended and Restated By-Laws (the "By-Laws"), the Nominating Committee of the Board will consider candidates for director recommended by Stockholders, if such recommendations are submitted in writing to the Secretary of the Company giving the background and qualifications of the candidates.

     At the Meeting the following persons constituting Class I of the Board ("Class I Directors") have been nominated for reelection to serve until the annual meeting of Stockholders in 1996, and until their successors are elected and qualified:

                       George A. Poole, Jr.
                       Herve Ripault
                       James W. Sight

     Unless authority to vote on the election of all nominees for Class I Director or any individual nominee is specifically withheld by appropriate designation on the Proxy, it is the intention of the persons named in the accompanying Proxy to vote such Proxy for the election as Class I Directors of the persons named above.

     All nominees have consented to serve, if so elected. The Company does not anticipate that any of the nominees for Class I Director will be unable to serve, but if such a situation should arise, it is the intention of the persons named in the accompanying Proxy to vote for the election of such other person or persons as the respective New Directors or Continuing Directors, as noted above, may nominate. The election of directors requires the affirmative vote of the holders of a plurality of the shares of Stock voting at the Meeting.

                             NOMINEES FOR DIRECTOR

CLASS I -- TERM EXPIRING AT 1996 ANNUAL MEETING

                                                                SERVED AS              BOARD
               NAME, AGE, PRINCIPAL OCCUPATION,                 DIRECTOR             COMMITTEE
                    OTHER DIRECTORSHIPS(1)                        SINCE             MEMBERSHIP
- - --------------------------------------------------------------  ---------     -----------------------
George A. Poole, Jr. (62 yrs.) Private investor for more than                       Audit and
  the last five years(2)......................................       1993           Nominating

Herve Ripault (53 yrs.) Associate of Optigestiom S.A., a                            Finance and
  French fund management company since November 1991(3).......       1982           Nominating
                                                                                 Compensation and
James W. Sight (38 yrs.) Private investor for more than the                        Stock Option,
  last five years(4)..........................................       1993      Conflict of Interest
                                                                                  and Nominating

                         INFORMATION ON OTHER DIRECTORS

CLASS II -- TERM EXPIRING AT 1995 ANNUAL MEETING

                                                                SERVED AS              BOARD
               NAME, AGE, PRINCIPAL OCCUPATION,                 DIRECTOR             COMMITTEE
                    OTHER DIRECTORSHIPS(1)                        SINCE             MEMBERSHIP
- - --------------------------------------------------------------  ---------     -----------------------
Glen Adams (55 yrs.) Chairman, President and Chief Executive                   Conflict of Interest
  Officer of Southmark Corporation since August 1990(5).......       1993         and Nominating
Steven L. Gerard (48 yrs.) Chairman and Chief Executive                             Finance and
  Officer of Triangle Wire & Cable Inc. since September                          Compensation and
  1992(6).....................................................       1993          Stock Option
                                                                                      Audit,
Kenneth J. Hanau, Jr. (67 yrs.) Chairman of K & H Corrugated                     Compensation and
  Case Corporation(7).........................................       1976        Stock Option and
                                                                                     Executive
Charles A. McKee (75 yrs.) Former Chairman and Chief Executive                       Audit and
  Officer of Electrolux Corporation(8)........................       1978        Compensation and
                                                                                   Stock Option

CLASS III -- TERM EXPIRING AT 1996 ANNUAL MEETING

                                                                SERVED AS              BOARD
               NAME, AGE, PRINCIPAL OCCUPATION,                 DIRECTOR             COMMITTEE
                    OTHER DIRECTORSHIPS(1)                        SINCE             MEMBERSHIP
- - --------------------------------------------------------------  ---------     -----------------------
Isaac Heimbinder (50 yrs.) President and Chief Operating                       Conflict of Interest,
  Officer of the Company(9)..................................        1984      Executive and Finance

Malcolm T. Hopkins (65 yrs.) Private investor and a director of                     Audit and
  several companies for more than the last five years(10)....        1993           Executive

Jack L. McDonald (60 yrs.) Private investor and consultant for                 Conflict of Interest
  more than the last five years(11)...........................       1993           and Finance

Robert J. Strudler (51 yrs.) Chairman and Chief Executive
  Officer of the Company(12)..................................       1984          Executive

- - ---------------

 (1) Unless otherwise indicated, directors have held the position with the Company or have been engaged in the principal occupation indicated for at least five years.

 (2) Mr. Poole has been a private investor for more than the past five years. Mr. Poole serves as a director of Spreckels, Inc. and Darling International, Inc.

 (3) Mr. Ripault has been an Associate of Optigestiom S.A., a French fund management company since November 1991. Mr. Ripault retired in October 1991 as Chairman of the Board of Delahaye -- Ripault, S.A., Agent de Change, a member of the Paris Stock Exchange, Paris, France. Mr. Ripault had been associated with such firm from June 1985 until his retirement. Mr. Ripault was associated with Societe des Maisons Phenix, a homebuilding company in France, from 1979 to 1985, during which time he was Executive Vice President -- Finance.

 (4) Mr. Sight has been a private investor for more than the past five years. He has also served as Vice President and director of Sight Leasing Co. Inc., a car leasing company, from 1978 until its dissolution in December 1992. Since December 1992, Mr. Sight has been Co-Chairman and a director of Metro Airlines, Inc., a former regional feeder airline which is in the process of liquidation.

 (5) Mr. Adams has been Chairman, President and Chief Executive Officer of Southmark Corporation since August 1990. Southmark, a real estate and financial services company, is engaged in the liquidation of its assets pursuant to a Chapter 11 plan of reorganization which became effective in August 1990. Prior to joining Southmark, Mr. Adams served as Chairman, President and Chief Executive Officer of The Great Western Sugar Company, a sugar manufacturer, from 1986 to 1989 during its bankruptcy case. He previously served from 1983 to 1986 as Vice President and General Counsel of Hunt International Resources Corp., a holding company for Great Western and other entities. Mr. Adams serves as a director of Southmark San Juan, Inc., Thousand Trails, Inc. and Zale Corporation.

 (6) Mr. Gerard has been Chairman and Chief Executive Officer of Triangle Wire & Cable Inc., a manufacturer of insulated wire and cable, since September 1992. Mr. Gerard was previously Chief Executive Officer and Director of Mountleigh Group, PLC, a London-based company engaged in property management and retailing, from April 1992 to July 1992. Mr. Gerard was hired in connection with the restructuring of Mountleigh. In connection with the restructuring, Mountleigh was placed in U.K. receivership on May 23, 1992. From July 1990 until April 1992, Mr. Gerard was a Senior Managing Director of Citibank, N.A. responsible for credit, portfolio and risk management for Citibank's corporate and investment banking activities in the United States, Japan, Europe and Australia; from August 1987 to July 1990, he was Division Executive for the National Corporate Finance Division of Citibank and prior thereto, he was the Senior Corporate Workout Officer of the Institutional Recovery Management Division of Citibank. Mr. Gerard is also a director of Banner Aerospace, Inc. and KEMET Corporation.

 (7) Mr. Hanau is Chairman of K&H Corrugated Case Corporation, manufacturer of corrugated packaging materials, Walden, New York, and has been associated with such company for more than five years. Mr. Hanau is also a director of Cosco Industries and Tinque, Brown, Inc.

 (8) Mr. McKee retired as Chairman and Chief Executive Officer of Electrolux Corporation, manufacturer of vacuum cleaners and floor care products, Stamford, Connecticut on June 30, 1983 and as Executive Vice President and Director of Sara Lee Corporation (formerly Consolidated Foods Corporation) on October 31, 1983 after having served in such capacities for more than five years. Mr. McKee is a director of Magneyic Analysis Corp.

 (9) Mr. Heimbinder has served as President and Chief Operating Officer of the Company since May 12, 1986; prior thereto he had been Senior Vice President and Chief Financial Officer of the Company since December 14, 1979 and Secretary from August 23, 1984 until June 26, 1986, and from October 13, 1976 until January 26, 1984.

(10) Mr. Hopkins has been a private investor and a director of several companies for more than the past five years. He served as Vice Chairman and Chief Financial Officer of the former St. Regis Corporation, a paper and forest products company with interests in oil and gas and insurance, from 1980 to 1984. Mr. Hopkins is a director of The Columbia Gas System, Inc., MAPCO, Inc., KinderCare Learning Centers, Inc., The Metropolitan Series Fund, Inc. and MetLife Portfolios, Inc.; he is also a trustee of The Biltmore Funds.

(11) Mr. McDonald has been a private investor and consultant for more than the past five years. He served as President and Chief Operating Officer of Centex Corporation, which is a homebuilding, general construction and cement-making company from 1978 to 1984, and as a director of that company from 1974 until 1985. He is also a director of Amre, Inc., Bally's Grand Inc. and Triangle Pacific, Inc.

(12) Mr. Strudler has served as Chairman and Chief Executive Officer of the Company since May 12, 1986; prior thereto he had been President and Chief Operating Officer of the Company since August 23, 1984, Senior Vice President, Asset Management, and Secretary of the Company from January 26, 1984 to August 23, 1984 and Senior Vice President of the Company since December 15, 1978. Mr. Strudler also served as a director of the Company from January 27, 1983 until March 22, 1984.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The committees of the Board include the following:

     The Audit Committee reviews and approves the scope of the annual audit undertaken by the Company's independent public accountants and meets with them on a regular basis to review the progress and results of their work as well as any recommendations they may make. The Audit Committee also reviews the fees of the independent public accountants, and reviews and approves the annual financial statements of the Company prior to issuance of such statements. In addition, the Audit Committee reviews and approves any significant non-audit services undertaken by the Company's independent public accountants. In connection with the internal accounting controls of the Company, the Audit Committee reviews internal audit procedures and reporting systems, as well as reports of the Audit Department of the Company and the management action taken in response to such reports.

     The Compensation and Stock Option Committee (the "Compensation Committee") reviews the salaries and all compensation plans for corporate officers, presidents of operations and division chairmen and presidents, and makes specific recommendations to the Board for such salaries and plans. The Compensation Committee also has the authority to administer the Company's 1993 Employees' Stock Option Plan, including the grant of options and approval of loans to finance the purchase of shares, and, if approved by the Stockholders at the Meeting, the Employee Stock Payment Plan, including the determination of the amount, allocation and vesting of shares (See Proposal 3).

     The Conflict of Interest Committee makes determinations concerning potential conflicts of interest involving the Company and its subsidiaries and any directors, corporate officers, beneficial owners of more than 10% of the Company's outstanding shares of Stock, presidents of operations, division chairmen and presidents and members of conflict of interest committees reporting to presidents of operations.

     The Executive Committee is empowered to exercise all powers of the full Board to the extent permitted by, and subject to the limitations imposed by, the Delaware General Corporation Law and the Certificate of Incorporation and By-Laws. The Executive Committee exercises the powers of the full Board in the management of the business and affairs of the Company during the intervals between regular and special meetings of the Board.

     The Finance Committee reviews and approves capital funding (debt or equity) plans for the Company and major land policies in coordination with established corporate strategic objectives, and reviews and recommends corporate strategic objectives for the Company.

     The Nominating Committee advises on compensation of directors and makes, subject to the Certificate of Incorporation and By-Laws, recommendations to the Board for the election of directors, the succession in the office of chief executive officer and the election of corporate officers. The Nominating Committee will also administer the Non-Employee Directors' Stock Option Plan. See Proposal 2. Subject to the Certificate of Incorporation and By-Laws, the Nominating Committee will consider candidates for director recommended by Stockholders, if such recommendations are submitted in writing to the Secretary of the Company giving the background and qualifications of the candidates.

     Members of the committees of the Board are as follows: Audit
Committee -- Messrs. Hanau, Hopkins (Chair), McKee and Poole; Compensation and Stock Option Committee -- Messrs. Gerard, Hanau, McKee (Chair) and Sight; Conflict of Interest Committee -- Messrs. Adams, Heimbinder, McDonald (Chair) and Sight; Executive Committee -- Messrs. Hanau (Chair), Heimbinder, Hopkins and Strudler; Finance Committee -- Messrs. Gerard (Chair), Heimbinder, McDonald and Ripault; Nominating Committee -- Messrs. Adams (Chair), Poole, Ripault and Sight.

     During 1993, there were a total of 8 meetings of the Board, 2 meetings of the Audit Committee, 3 meetings of the Compensation Committee, 3 meetings of the Finance Committee, 1 meeting of the Nominating Committee and 1 meeting of the Executive Committee. No meetings of the Conflict of Interest Committee were held during 1993. The Company's normal practice is that committee meetings are held the day preceding the regular meetings of the Board. All of the directors, for the time they were directors during

1993, attended at least 75 percent of the Board meetings and meetings of committees of which they were members that were held during 1993.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of annual and long-term compensation (for 1993, 1992 and 1991) awarded to, earned by, or paid to the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company (other than the Chief Executive Officer) whose total annual salary and bonus for the year ended December 31, 1993, was in excess of $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM COMPENSATION
                                    ANNUAL COMPENSATION                   -----------------------------------
                                                                          AWARDS                      PAYOUTS
                                       --------------------------------------------------------       ------
                                                                                           (G)
                                                               (E)           (F)        SECURITIES      (H)         (I)
            (A)                       (C)        (D)      OTHER ANNUAL    RESTRICTED    UNDERLYING     LTIP      ALL OTHER
         NAME AND            (B)     SALARY     BONUS     COMPENSATION      STOCK      OPTIONS/SARS   PAYOUTS   COMPENSATION
    PRINCIPAL POSITION       YEAR    ($)(1)     ($)(2)         ($)        AWARDS ($)      (#)(3)        ($)     ($)(4)(5)(6)
- - ---------------------------  ----   --------   --------   -------------   ----------   ------------   -------   ------------
Robert J. Strudler;          1993   $368,225   $568,225        $--            $--         45,000        $--       $845,048(7)
  Chairman and Chief         1992    368,225    135,135         --            --              --         --          4,943
  Executive Officer          1991    357,500         --         --            --              --         --            N/A
Isaac Heimbinder;            1993   $360,000   $560,000        $--            $--         45,000        $--       $845,048(8)
  President and Chief        1992    339,900    135,135         --            --              --         --          4,943
  Operating Officer          1991    330,000         --         --            --              --         --            N/A
Chester P. Sadowski;         1993   $145,000   $ 75,000        $--            $--         10,000        $--       $213,900(9)
  Vice President --          1992    139,050     60,000         --            --              --         --          3,312
  Controller and Chief       1991    135,000     25,000         --            --              --         --            N/A
  Accounting Officer
Richard G. Slaughter;        1993   $145,000   $ 75,000        $--            $--         10,000        $--       $214,028(10)
  Vice President --          1992    139,050     60,000         --            --              --         --          3,440
  Planning and Secretary     1991    135,000     25,000         --            --              --         --            N/A
Craig M. Johnson;            1993   $135,000   $ 75,000        $--            $--         10,000        $--       $318,545(11)
  Vice President --          1992    122,777     62,500         --            --              --         --          2,863
  Community Development      1991    115,000     30,000         --            --              --         --            N/A

- - ---------------

 (1) Amounts shown include the dollar value of base salary (cash and non-cash) earned by the executive officers named above.

 (2) Amounts shown include the dollar value of bonuses (cash and non-cash) earned by the executive officers named above. Pursuant to the 1993 Corporate Officers' Incentive Compensation Program, the Board, on the recommendation of the Compensation Committee, approved, on December 10, 1993, payment of incentive compensation to Messrs. Sadowski, Slaughter, and Johnson for services rendered in 1993. Payment of contractual incentive compensation to Messrs. Strudler and Heimbinder was made pursuant to the terms and conditions of their respective Employment and Consulting Agreements (described below). In addition, the Board, on the recommendation of the Compensation Committee, approved on December 10, 1993 payment of supplemental incentive compensation of $200,000 to each of Messrs. Strudler and Heimbinder for their extraordinary performances during 1993 and their contribution to the Company's results during 1993 in several significant areas. See "Report of Compensation and Stock Option Committee on Executive Compensation." The amounts of such contractual and supplemental incentive bonuses are included in Column (d) above. See "Executive
     Compensation -- Employment Contracts and Termination of Employment and Change of Control Arrangements -- Employment Agreements of Robert J. Strudler and Isaac Heimbinder."

 (3) As of June 21, 1993, in accordance with the Company's plan of reorganization and pursuant to the Company's 1993 Employees' Stock Option Plan and in satisfaction of the interests of the holders of options under the Company's 1981 Employees' Stock Option Plan and 1989 Employees' Stock Option Plan, options were granted to acquire shares of Common Stock to certain officers of the Company. On

     December 9, 1993, pursuant to the Company's 1993 Employees' Stock Option Plan, additional options were granted to acquire shares of Common Stock to certain officers and other employees of the Company. See "Executive Compensation -- Stock Options."

 (4) Information for years ended prior to December 15, 1992 has been omitted in accordance with the Securities and Exchange Commission's transition rules for the Summary Compensation Table.

 (5) On June 21, 1993, in accordance with the Company's plan of reorganization and pursuant to the Company's Amortizing Incentive Plan, the Company issued 140,000 shares of Common Stock to certain corporate officers and other employees, including 40,000 shares to Mr. Strudler; 40,000 shares to Mr. Heimbinder; 10,000 shares to Mr. Sadowski; 10,000 shares to Mr. Slaughter and 15,000 shares to Mr. Johnson. The market value of the Common Stock at the time of issuance was $21.00 per share.

 (6) The Company has a qualified profit sharing plan for the benefit of its employees. The amounts shown above for 1992 include the contributions made by the Company during the year ended December 31, 1992, as well as the premium for a universal life insurance policy (with a cash surrender value). Mr. Strudler and Mr. Heimbinder are also entitled to retirement benefits under their respective Employment and Consulting Agreements on the terms and conditions specified therein. See "Executive
     Compensation -- Employment Contracts and Termination of Employment and Change of Control Arrangements -- Employment Agreements of Robert J. Strudler and Isaac Heimbinder."

 (7) Amount shown is comprised of the following: (i) market value of the Common Stock issued pursuant to the Company's Amortizing Incentive Plan ($840,000); (ii) contributions to the Company's profit sharing Plan ($3,538) and (iii) premium for universal life insurance policy with a cash surrender value ($1,510).

 (8) Amount shown is comprised of the following: (i) market value of the Common Stock issued pursuant to the Company's Amortizing Incentive Plan ($840,000);(ii) contributions to the Company's profit sharing plan ($3,538) and (iii) premium for universal life insurance policy with a cash surrender value ($1,510).

 (9) Amount shown is comprised of the following: (i) market value of the Common Stock issued pursuant to the Company's Amortizing Incentive Plan ($210,000); (ii) contributions to the Company's profit sharing plan ($2,172); (iii) 401(k) contributions by the Company ($500) and (iv) premium for universal life insurance policy with a cash surrender value ($1,228).

(10) Amount shown is comprised of the following: (i) market value of the Common Stock issued pursuant to the Company's Amortizing Incentive Plan ($210,000); (ii) contributions to the Company's profit sharing plan ($2,172); (iii) 401(k) contributions by the Company ($500) and (iv) premium for universal life insurance policy with a cash surrender value ($1,356).

(11) Amount shown is comprised of the following: (i) market value of the Common Stock issued pursuant to the Company's Amortizing Incentive Plan ($315,000); (ii) contributions to the Company's profit sharing plan ($2,020); (iii) 401(k) contributions by the Company ($500) and (iv) premium for universal life insurance policy with a cash surrender value ($1,025).

                                 STOCK OPTIONS

     The following table contains information concerning grants of options to acquire shares of Stock made during the year ended December 31, 1993 to the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company (other than the Chief Executive Officer) whose total annual salary and bonus for the year ended December 31, 1993, was in excess of $100,000:

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                              ---------------------------------------------------     POTENTIAL REALIZABLE
                                                (C)                                     VALUE AT ASSUMED
                                  (B)        ----------                               ANNUAL RATES OF STOCK
                              ------------   % OF TOTAL                                PRICE APPRECIATION
                               NUMBER OF      OPTIONS/      (D)                          FOR OPTION TERM
                               SECURITIES       SARS      --------                    ---------------------
                               UNDERLYING    GRANTED TO   EXERCISE        (E)
             (A)                OPTIONS/     EMPLOYEES    OR BASE      ----------       (F)          (G)
- - ----------------------------- SARS GRANTED   IN FISCAL     PRICE       EXPIRATION     --------    ---------
            NAME                (#) (1)         YEAR       ($/SH)         DATE         5% ($)      10% ($)
- - ----------------------------- ------------   ----------   --------     ----------     --------    ---------
Robert J. Strudler...........   35,000(2)      13.16%      $23.29        6/21/03      $481,000    $1,201,000
                                10,000(3)       3.76%       26.50        12/9/03       167,000      422,000
Isaac Heimbinder.............   35,000(2)      13.16%      $23.29        6/21/03      $481,000    $1,201,000
                                10,000(3)       3.76%       26.50        12/9/03       167,000      422,000
Chester P. Sadowski..........    8,000(2)       3.01%      $23.29        6/21/03      $110,000    $ 274,000
                                 2,000(3)       0.75%       26.50        12/9/03        33,000       84,000
Richard G. Slaughter.........    8,000(2)       3.01%      $23.29        6/21/03      $110,000    $ 274,000
                                 2,000(3)       0.75%       26.50        12/9/03        33,000       84,000
Craig M. Johnson.............    8,000(2)       3.01%      $23.29        6/21/03      $110,000    $ 274,000
                                 2,000(3)       0.75%       26.50        12/9/03        33,000       84,000

- - ---------------

(1) The Board and Stockholders adopted the Company's 1993 Employees' Stock Option Plan, which became effective on the June 21, 1993, in connection with the Company's plan of reorganization. The purpose of the Company's 1993 Employees' Stock Option Plan is to provide an incentive to key employees, including officers and managerial or supervisory employees who are salaried employees of the Company and its subsidiaries or divisions, to remain in the employ of the Company and its subsidiaries and divisions and to have a proprietary interest in the Company. 500,000 shares of Common Stock have been reserved for issuance in accordance with the provisions of the Company's 1993 Employees' Stock Option Plan.

    Options granted under the Company's 1993 Employees' Stock Option Plan are intended to be designated as (i) "Incentive Stock Options" as defined in
    Section 422 of the Internal Revenue Code of 1986, as amended, (the "Tax Code"), (ii) nonqualified stock options or (iii) any combination of Incentive Stock Options and nonqualified stock options. In the event that a portion of an option cannot be exercised as an Incentive Stock Option by reason of the limitations contained in Section 422 of the Tax Code, such portion will be treated as a nonqualified stock option.

    For Incentive Stock Options and/or nonqualified stock options granted on, or effective during the period commencing on, June 21, 1993 and ending on August 20, 1993, the exercise price of such options was the greater of the
    (i) closing price of the Common Stock on the New York Stock Exchange ("NYSE") on June 21, 1993 or later date of grant, whichever is applicable, and (ii) average closing price of the Common Stock on the NYSE for the 10 consecutive trading days ending on August 20, 1993. In the event that an Incentive Stock Option and/or a nonqualified stock option is granted after August 20, 1993, the exercise price of such option will be the closing price of the Common Stock on the NYSE on the date that such option is granted.

    The options become exercisable for 1/3rd of the shares purchasable thereunder on the first anniversary of the date of grant, 2/3rds of the shares purchasable thereunder on the second anniversary date and all of the shares purchasable thereunder on the third anniversary date. No option granted under the Company's 1993 Employees' Stock Option Plan may be exercised more than 10 years from the date such option is granted.

(2) As of June 21, 1993, pursuant to the Company's 1993 Employees' Stock Option Plan and in satisfaction of the interests of the holders of options under the Company's 1981 Employees' Stock Option Plan and 1989 Employees' Stock Option Plan, options to acquire 200,000 shares of Common Stock were granted to certain employees of the Company, including certain officers.

(3) As of December 9, 1993, pursuant to the Company's 1993 Employees' Stock Option Plan, options to acquire 66,000 shares of Common Stock were granted to certain employees of the Company, including certain officers.

     The following table sets forth, with respect to those persons named in the Summary Compensation Table, information concerning the exercise of stock options during the fiscal year ended December 31, 1993, and the fiscal year-end value of unexercised options.

              AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR,
                      AND FISCAL YEAR-END OPTION/SAR VALUE

                                                                        (D)                         (E)
                                                             -------------------------   -------------------------
                                                    (C)        NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                      (B)         --------    UNDERLYING UNEXERCISED           IN-THE-MONEY
                                ---------------    VALUE           OPTIONS/SARS                OPTIONS/SARS
              (A)               SHARES ACQUIRED   REALIZED         AT FY-END (#)               AT FY-END ($)
             NAME               ON EXERCISE (#)     ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
- - ------------------------------- ---------------   --------   -------------------------   -------------------------
Robert J. Strudler.............     --              --                0/45,000                  $0/$107,975
Isaac Heimbinder...............     --              --                0/45,000                  $0/$107,975
Chester P. Sadowski............     --              --                0/10,000                  $ 0/$24,680
Richard G. Slaughter...........     --              --                0/10,000                  $ 0/$24,680
Craig M. Johnson...............     --              --                0/10,000                  $ 0/$24,680

             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

EMPLOYMENT AGREEMENTS OF ROBERT J. STRUDLER AND ISAAC HEIMBINDER

     Mr. Strudler entered into an Employment and Consulting Agreement with the Company on May 12, 1986 (as amended, the "Chairman's Employment Agreement") and Mr. Heimbinder entered into a similar Employment and Consulting Agreement with the Company on May 12, 1986 (as amended, the "President's Employment Agreement," and together with the Chairman's Employment Agreement, the "Employment Agreements"). The Employment Agreements provide for their continued employment with the Company as Chairman and Chief Executive Officer and President and Chief Operating Officer, respectively, until the later of (i) May 11, 1996 or (ii) such date when the Employment Agreements are not renewed for successive one-year terms (the "Employment Term"). Under the Employment Agreements, during 1993, Messrs. Strudler and Heimbinder were paid annual base salaries of $368,225 and $360,000, respectively. Messrs. Strudler and Heimbinder are also to be paid incentive compensation for each fiscal year that the Company is profitable based upon certain formulas set forth in the Employment Agreements and subject to annual review by the Board. In addition, Messrs. Strudler and Heimbinder agreed to serve as consultants to the Company for a period of five years after the Employment Term ceases, with consulting fees payable at 1993 rates of $134,000 and $128,700 per year, respectively, subject to cost of living adjustments, and will receive retirement benefits upon attainment of age 58 equal to 50 percent of their highest monthly base salaries during the Employment Term. In accordance with past practice, these retirement benefits have been substantially provided for by annuities held in trust for their benefit.

     Messrs. Strudler and Heimbinder may be terminated for cause, as defined in the Employment Agreements. If either Mr. Strudler or Mr. Heimbinder is terminated without cause during the Employment

Term, he will be entitled to receive (i) the balance of the base salary which would have been paid during the remainder of the Employment Term (but not less than three years), (ii) a bonus for each year remaining (but not less than three years) during the Employment Term based upon average historical incentive compensation, (iii) the actuarial present value of retirement benefits payable under the Employment Agreement (less amounts previously contributed to fund retirement annuities) and (iv) an amount equal to any consulting fee payable under the Employment Agreements.

     If a "Control Change" (as defined below) is followed within two years by a "Material Change" (as defined below), each of Mr. Strudler and Mr. Heimbinder may terminate his employment and receive the payments referred to in clauses
(i), (ii) and (iv) of the preceding paragraph. A "Material Change" occurs if (x) Mr. Strudler's or Mr. Heimbinder's employment is terminated without cause, (y) Mr. Strudler's or Mr. Heimbinder's functions, duties, responsibilities or base salaries are adversely changed or (z) Mr. Strudler or Mr. Heimbinder is assigned to a place of employment which is more than 10 miles from his present place of employment and which is not the corporate headquarters of the Company. In addition, if a Control Change occurs, each of Mr. Strudler and Mr. Heimbinder may terminate his employment. In such event, he will serve as a consultant to the Company and be compensated at the 1993 rate of $134,000 (for Mr. Strudler) or $128,700 (for Mr. Heimbinder) per annum (subject to cost of living increases), for five years thereafter and will be entitled to have the payment of the retirement benefits due under the Employment Agreements commence on the earlier of (i) May 11, 1996 or (ii) when Mr. Strudler or Mr. Heimbinder attains the age of 58, respectively.

     A Control Change occurs under the following circumstances: (i) a report on
Schedule 13D is filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), indicating that any person has become a beneficial owner of 15% or more of the combined voting power of the outstanding securities of the Company, (ii) the purchase by any person of securities pursuant to a tender offer or exchange offer to acquire any Common Stock of the Company (or securities convertible into such Common Stock), if after the consummation of the offer the person would be the beneficial owner of 15% or more of the combined voting power of the then outstanding securities of the Company, (iii) a consolidation or merger of the Company in which the Company is not the surviving corporation, or pursuant to which shares of Common Stock would be converted into cash, securities or other property (other than a merger of the Company in which holders of Common Stock prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before), (iv) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company, or (v) a change of a majority of the members of the Board within a 12-month period, unless the election or nomination for election by the Stockholders of each new director during such 12-month period was approved by a vote of two-thirds of the directors then still in office who were on the Board at the beginning of such 12-month period.

     Failure to elect Mr. Heimbinder to the office of Chief Executive Officer in the event of a vacancy in that office for any reason will be deemed a termination without cause, entitling Mr. Heimbinder to resign within 180 days of such vacancy, in which event he will be entitled to the severance pay and other termination payments he would have received pursuant to the President's Employment Agreement in the event he had been terminated without cause thereunder.

     In addition, prior to April 21, 1994, Mr. Strudler and Mr. Heimbinder may be removed from the offices of Chairman and President, respectively, only for "cause" by the affirmative vote of the entire Board and the duties, functions and responsibilities of such officers as in effect prior to June 21, 1993 may not be altered.

KEY EMPLOYEES' SEPARATION PAY PLAN

     The Board adopted the Company's Key Employees' Separation Pay Plan (the "Separation Plan"), which became effective on June 21, 1993. The executive officers of the Company (other than Messrs. Heimbinder and Strudler), the Presidents of Operations, and Division Chairmen and Division Presidents of the Company are participants in the Separation Plan. Under the terms of the Separation Plan, a participant whose employment with the Company is terminated, other than for Cause (as defined below), or whose employment is Constructively Terminated (as defined below) on or after June 21, 1993 through and including June 21,

1994 will be entitled to receive (i) an amount equal to the greater of (a) 12 months of such participant's base salary or (b) one month of such participant's base salary for each year during which such participant was employed by the Company or its subsidiaries or divisions; provided, however, that any Division Chairman or Division President will only be entitled to receive an amount equal to six months of such participant's base salary, and (ii) insurance and medical benefits up to one year after date of termination of employment.

     The benefits under the Separation Plan are to be paid to a participant in a single lump sum in cash as soon as practicable (but in no event later than 30 days) after the participant's termination of employment. In no event will the benefits payable under the Separation Plan and any other termination benefits, excluding any payments under the Company's profit sharing plan, to which a participant may be entitled under any other plan, program or arrangement maintained by the Company, exceed the maximum amount payable under the Separation Plan.

     Under the Separation Plan, "Constructively Terminated" means a (i) a reduction in an amount equal to or greater than 15% of a participant's base salary, (ii) material reduction in a participant's job function, duties or responsibilities or (iii) required relocation of a participant of more than 50 miles from such participant's current job location; provided, however, that the employment with the Company or its subsidiaries or divisions of a President of Operations who is a participant will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President with the Company or its subsidiaries or division and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided further, that the employment with the Company or its subsidiaries or divisions of a Division Chairman or Division President who is a participant will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President of a division other than the division he or she is currently employed by and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided further, that the employment of a participant will not be deemed Constructively Terminated unless such participant actually terminates his or her employment with the Company within 60 days after the occurrence of an event specified in clauses (i), (ii) or (iii) above.

     Under the Separation Plan, "Cause" means (i) a participant's continuing willful failure to perform his or her duties (other than as a result of total or partial incapacity due to physical or mental illness), (ii) gross negligence or malfeasance by a participant in the performance of his or her duties, (iii) an act or acts on the part of a participant constituting a felony under the laws of the United States, or any state thereof, which results or was intended to result directly or indirectly in gain or personal enrichment by such participant at the expense of the Company or its subsidiaries or divisions or (iv) breach of any of the provisions of the Separation Plan pertaining to confidentiality and competitive activities.

                             DIRECTOR COMPENSATION

     Directors, other than those who are officers of the Company, receive the following compensation: membership on the Board -- $24,000 per annum; each committee membership -- $1,600 per annum; each committee chairmanship -- $1,600 per annum; attendance at each Board and committee meeting -- a per diem fee of $1,000. Directors who are officers of the Company receive no compensation for their services as directors. On August 19, 1993, the Board approved, subject to approval by the Stockholders at the Meeting, the Non-Employee Directors' Stock Option Plan. See "Non-Employee Directors' Stock Option Plan."

               REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee administers the Company's executive compensation program and makes specific recommendations to the Board for salaries, incentive bonuses and stock option plans. The Committee, which was reorganized on August 19, 1993 following the Company's emergence from Chapter 11, is composed of four independent, non-employee directors. See "Committees of the Board of Directors."

     The Company's executive compensation program (which excludes the Chairman and President of the Company, whose respective Employment Agreements provide for the terms of their compensation) is intended to attract, retain and motivate highly qualified executives for the Company and to create an incentive to increase Stockholder value. This policy is implemented through payment of salaries and bonuses and the granting of stock options, as well as medical benefits and profit sharing plan contributions which are available to employees of the Company.

     Salaries. The Compensation Committee is responsible for recommending for each fiscal year the base salary levels for the executive officers of the Company. In developing salary recommendations for the year ending December 31, 1994, the Compensation Committee reviewed the salaries for similar positions in similarly-sized companies which engage in the Company's businesses. The Committee confirmed that the base salaries for the executive officers were consistent with its objective of setting base salaries within reasonable ranges for similar positions in competitive companies. In recommending base salary levels, the Compensation Committee also considers each executive officer's experience level and potential for significant contributions to the Company's profitability and the Company's goal of retaining and motivating highly qualified executive officers in a highly competitive and mobile industry.

     Bonuses. An annual incentive bonus plan for the executive officers (other than Messrs. Strudler and Heimbinder) has been structured to provide financial incentives which are related to the Company's profitability and are utilized to recognize the executive's individual contributions to the Company. The annual bonus plan is also intended to reward executive officers for exceptional performance. Under the 1994 incentive plan, an incentive compensation pool in an amount equal to the lesser of $600,000 or 2% of the Company's pre-tax income for the fiscal year ending December 31, 1994 has been established to be distributed to the executive officers based upon evaluation of the following factors:

          (1) A review of the profit and loss of the Company as compared to the projected profit and loss for the fiscal year as set forth in the Company's business plan.

          (2) A review of the cash flow of the Company as compared to the projected cash flow for the fiscal year as set forth in the Company's business plan.

          (3) The overall performance of the Company in comparison to competitive industry performance, taking into consideration an analysis of rates of growth, return on equity and return on sales.

          (4) The incentive bonus payments by competitors in relation to the proposed bonus payments to the Company's executive officers.

          (5) All other actions and activities by the executive officers in the fulfillment of their tasks as an officer to maximize Stockholder value.

     The amount of the payments allocated to each executive officer from the incentive pool is determined by the Board (upon the recommendation of the Compensation Committee) in its sole discretion; provided that the maximum incentive compensation payable to any officer for fiscal year 1994 will not exceed 75% of the base salary of such officer. An executive officer will only be entitled to receive incentive compensation from the incentive pool if the officer is employed by the Company during the entire fiscal year. Subject to approval of the Employee Stock Payment Plan by Stockholders at the Meeting, up to 25% of the incentive bonuses payable to executive officers may be payable in shares of Common Stock. See "Employee Stock Payment Plan."

     Stock Options. Long-term incentives are provided through grants of stock options to key employees, including officers and managerial or supervisory employees who are salaried employees of the Company and its subsidiaries or divisions, to remain in the employ of the Company and its subsidiaries and divisions. The amount of the awards reflect the officer's position and ability to influence the Company's overall performance. Options are intended to provide officers with an increased incentive to make contributions to the long-term performance and growth of the Company, to join the interests of officers with the interests of Stockholders and to attract and retain qualified employees.

     Compliance with Internal Revenue Code Section 162(m). With respect to
Section 162(m) of the Tax Code, the Compensation Committee does not expect "applicable employee remuneration" for any "covered employee" (as such terms are defined in the Tax Code) of the Company to exceed $1,000,000 for the year ending December 31, 1994. To the extent that total compensation to a covered employee exceeds $1,000,000 in any taxable year, the Compensation Committee expects that the excess amount over $1,000,000 will be deductible in accordance with the provisions of the Tax Code.

     CEO and COO Compensation. The compensation for Mr. Strudler, the Chairman and Chief Executive Officer of the Company, and Mr. Heimbinder, the President and Chief Operating Officer of the Company, is based on their Employment Agreements, which have been in effect since 1986, as amended from time to time. Mr. Strudler's base salary for 1994 is $400,000 and Mr. Heimbinder's base salary for 1994 is $390,000. Such base salaries were determined by the Board (based on a recommendation of the Compensation Committee), after reviewing the base salary increases for Messrs. Strudler and Heimbinder over the past several years, the comparable salaries of chief executive officers and chief operating officers of other homebuilding companies and the Company's performance during 1993.

     Pursuant to the Employment Agreements, Messrs. Strudler and Heimbinder are entitled to receive incentive compensation, not to exceed 100% of their respective base salaries, equal to the sum of the following: (i) one-half ( 1/2) of one percent (1%) of the first $10,000,000 of the Company's pre-tax income for such year, plus (ii) three-fourths ( 3/4) of one percent (1%) of the next $10,000,000 of the Company's pre-tax income for such year, plus (iii) one percent (1%) of the Company's pre-tax income for such year in excess of $20,000,000. In 1993, the incentive bonus paid to Mr. Strudler was approximately $368,000 and the incentive bonus paid to Mr. Heimbinder was approximately $360,000. In addition, in 1993, Mr. Strudler and Mr. Heimbinder each received a supplementary bonus in the amount of $200,000. In awarding such bonus and compensation, the Board (based on the recommendation of the Compensation Committee) reviewed Mr. Strudler's and Mr. Heimbinder's extraordinary performances during 1993 and their contribution to the Company's results during 1993, including the Company's successful emergence from Chapter 11, the refinancing of debt on a long-term basis on favorable terms, the retention of a strong and experienced management group and the Company's return to sustained profitability exceeding the 1993 business plan. These and other actions re-established the Company as a financially stable, strongly capitalized, profitable and viable national homebuilder.

                                            Compensation and Stock Option
                                            Committee

                                            Charles A. McKee, Chairman
                                            Steven L. Gerard
                                            Kenneth J. Hanau, Jr.
                                            James W. Sight

                            STOCK PERFORMANCE GRAPH

     The following graph compares on a cumulative basis, the yearly percentage change during the five years ended December 31, 1993 in (i) the total Stockholder return on the common stock of the Company with (ii) the total return on the Standard & Poor Composite Stock Price Index and with (iii) the total stockholder return on the common stock of a peer group consisting of 11 companies engaged in homebuilding activities. Such yearly percentage change has been measured by dividing (i) the sum of (a) the amount of dividends for the measurement periods, assuming dividend reinvestment, and (b) the price per share at the end of the measurement period less the price per share at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period. The price of each unit has been set at $100 on December 31, 1988 for preparation of the graph.

      Measurement
       Period
     (Fiscal Year                      U.S. Home
       Covered)                       Corporation       S&P 500       Peer Group
                                      -----------       -------       ----------
                                                     Dollars
                                      ------------------------------------------
        1988                                 100             100             100
        1989                               70.59          131.69          114.07
        1990                               19.11          127.60           81.37
        1991                               14.68          166.47          163.09
        1992                               35.29          179.15          192.04
      6/21/93                              93.52          186.05          194.89
      6/22/93                                100             100             100
     12/31/93                             127.38          109.09          128.02

     The first period shown on the graph (left of the double vertical bar) is from December 31, 1988 to June 21, 1993 and includes the Company's shares of common stock, $0.10 par value, that were outstanding and traded prior to the effective date of the Company's plan of reorganization. Pursuant to the provisions of the Company's plan of reorganization, all shares of such common stock were cancelled on June 21, 1993 and .077480 shares of Common Stock and .042036 shares of Class B Warrants were issued for each old share of common stock.

     The second period shown on the graph (right of the double vertical bar) is from June 22, 1993 to December 31, 1993 and includes the Company's current shares of Common Stock. Such graph does not include the value of the Class B Warrants which increased 84.5% during this period.

     The peer group index is composed of the following homebuilding companies:
Centex Corporation, Continental Homes Holding Corp., Hovnanian Enterprises, Inc., Kaufman & Broad Home Corporation, Lennar Corporation, MDC Holdings, Inc., Pulte Corporation, Ryland Group, Inc., Standard Pacific Corp., UDC Homes, Inc. and Del Webb Corp.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee during the year ended December 31, 1993 were (i) from January 1, 1993 to June 29, 1993 -- Messrs. Hanau, McKee, Smith (until June 10, 1993, when Mr. Smith resigned from the Board) and Ripault,
(ii) from June 29, 1993 to December 31, 1993 -- Messrs. Gerard, Hanau, McKee and Sight. No such person was an officer or employee of the Company during the year ended December 31, 1993 or was formerly an officer of the Company.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the Company's outstanding shares of Common Stock and Convertible Preferred Stock beneficially owned as of February 1, 1994, by (i) each director of the Company, (ii) all directors and executive officers of the Company as a group and (iii) each person who owns more than five percent of the Common Stock or the Convertible Preferred Stock. All information with respect to beneficial ownership has been furnished to the Company by the parties below.

                                                                                 CONVERTIBLE PREFERRED
                                                     COMMON STOCK                        STOCK
                                             -----------------------------      -----------------------
                                                NUMBER OF         PERCENT       NUMBER OF      PERCENT
             BENEFICIAL OWNERS               SHARES(1)(2)(3)      OF CLASS       SHARES        OF CLASS
- - -------------------------------------------- ---------------      --------      ---------      --------
Glen Adams..................................           --               --            --             --
Steven L. Gerard............................           --               --            --             --
Kenneth J. Hanau, Jr........................          290                *            --             --
Isaac Heimbinder............................       58,609(4)             *           733(4)           *
Malcolm T. Hopkins..........................           --               --            --             --
Jack L. McDonald............................           --               --            --             --
Charles A. McKee............................        2,035(5)             *            --             --
George A. Poole, Jr.........................           --               --            --             --
Herve Ripault...............................          570                *           295              *
James W. Sight..............................           --               --            --             --
Robert J. Strudler..........................       50,359                *         2,877              *
Craig M. Johnson............................       15,500                *            --             --
Chester P. Sadowski.........................       10,065                *            --             --
Richard G. Slaughter........................       10,083                *            --             --
All directors and executive officers of the
  Company as a group........................      166,552            1.73%         5,715              *
Fidelity Management & Research Corp.
  82 Devonshire Street
  Boston, MA 02109(6).......................      484,906            5.04%            --             --
Friess Associates, Inc.
  P.O. Box 4166
  Greenville, Delaware 19807(7).............      500,000            5.19%            --             --
Loomis, Sayles & Company, L.P.
  One Financial Center, 34th Floor
  Boston, MA 02111(8).......................    1,821,330           18.92%            --             --
MacKay-Shields Financial Corporation
  9 West 57th Street
  New York, New York 10019(9)...............      505,100            5.25%       200,000         11.65%
State of Connecticut "Fund F"
  55 Elm Street
  Hartford, Connecticut(8)..................      558,801            5.80%            --             --

- - ---------------
* Less than 1%.

(1) No person will have the right to acquire beneficial ownership of shares of Common Stock purchasable under options granted pursuant to the Company's 1993 Employees' Stock Option Plan until June 21, 1994. None of these options are included in the table set forth above.

(2) On August 19, 1993, the Board adopted the Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Pursuant to the Directors' Plan, no person will have the right to acquire beneficial ownership of shares of Common Stock pursuant to such Directors' Plan unless the Directors' Plan is approved by the Stockholders within 12 months after its adoption by the Board. None of these options are included in the table set forth above. Under the Directors' Plan, Messrs. Hanau, McKee and Ripault each received options to acquire 7,500 shares of Common Stock, and Messrs. Adams, Gerard, Hopkins, McDonald, Poole and Sight each received options to acquire 5,000 shares of Common Stock.

(3) Includes Class B Warrants, exercisable at $20 per share, to acquire the following number of shares of Common Stock: Mr. Hanau -- 102; Mr. Heimbinder -- 6,108; Mr. McKee -- 710; Mr. Ripault -- 21; Mr.
     Strudler -- 1,893; Mr. Sadowski -- 23; Mr. Slaughter -- 29 and all directors and executive officers of the Company as a group -- 10,219.

(4) Excludes 4,004 shares of Common Stock, 4,192 shares of Convertible Preferred Stock and Class B Warrants exercisable at $20 per share, to purchase 8 shares of Common Stock held in trust for Mr. Heimbinder's children. Mr. Heimbinder disclaims beneficial ownership of such shares and Warrants. On August 9, 1993, Mr. Heimbinder transferred 25 shares of Common Stock as a gift to a nephew. A Form 4 reporting this transaction was filed on January 10, 1994.

(5) Excludes 775 shares of Common Stock and Class B Warrants exercisable at $20 per share, to purchase 420 shares of Common Stock owned by Mr. McKee's wife. Mr. McKee disclaims beneficial ownership of such shares.

(6) Fidelity Management & Research Corp. may be deemed to be the beneficial owner of such shares held by third party accounts under reporting requirements of the Exchange Act; however, Fidelity Management & Research Corp. expressly disclaims beneficial ownership of such shares.

(7) Friess Associates, Inc. may be deemed to be the beneficial owner of such shares held by third party accounts under reporting requirements of the Exchange Act; however, Friess Associates, Inc. expressly disclaims beneficial ownership of such shares.

(8) Loomis, Sayles and Company, L.P. may be deemed to be the beneficial owner of such shares held by third party accounts (including the shares of Common Stock held by State of Connecticut "Fund F") under reporting requirements of the Exchange Act; however, Loomis, Sayles and Company, L.P. expressly disclaims beneficial ownership of such shares.

(9) MacKay-Shields Financial Corporation may be deemed to be the beneficial owner of such shares held by third party accounts under reporting requirements of the Exchange Act; however, MacKay-Shields Financial Corporation expressly disclaims beneficial ownership of such shares.

                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                                  (PROPOSAL 2)

     On August 19, 1993, the Board adopted the Directors' Plan for the purpose of attracting and retaining qualified persons for service as members of the Board. There are reserved for issuance 100,000 shares of Common Stock in accordance with the provisions of the Directors' Plan. The Directors' Plan will be administered by the Nominating Committee.

     The full text of the Directors' Plan is set forth as Exhibit A to this Proxy Statement. The principal features of the Directors' Plan are summarized below.

     Under the Directors' Plan, options are granted only to non-employee members of the Board. No individual who is, at the time of grant, an employee of the Company will be eligible to receive options. No options granted under the Directors' Plan are entitled to special tax treatment under Section 422 of the Tax Code.

     No option may be exercised more than 10 years after the date such option is granted. Furthermore, in the event of the resignation of an optionee as a director of the Company or the removal of an optionee as a director of the Company, the optionee shall have the right, not later than the earlier of (i) three months after such resignation or removal or (ii) the termination date of the option, to exercise the option. If an optionee shall retire because of age, die or become disabled while a director of the Company, the personal representative of the optionee or the person to whom such options have been transferred by will or by laws of descent and distribution, or the disabled optionee, shall have the right, not later than the earlier of (i) three years of such optionee's retirement, death or disability, or the number of months such Director has served as a non-employee Director, whichever is less, or (ii) the termination date of the option, to exercise such option.

     A director who receives an option grant under the Directors' Plan will not have to recognize any income at the time the option is granted. At the time the option is exercised, the director will recognize taxable income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The Company will be entitled to a deduction at the time and in the same amount as the director recognizes income. The directors' tax basis in the shares they receive will be equal to the fair market value of the shares on the date of exercise, and their holding period for securities purposes will begin on the day following the exercise date.

     The grant of options to non-employee directors is nondiscretionary under the Directors' Plan. Each non-employee director of the Company at the time of adoption of the Directors' Plan was granted options to acquire 5,000 shares of Common Stock at $23.29 per share (an "Initial Stock Option Grant"). Each person who becomes a non-employee director of the Company after the adoption of the Directors' Plan shall be granted options to acquire 5,000 shares of Common Stock at the time such person first becomes a non-employee director of the Company (a "New Director Stock Option Grant"). On the date of each annual meeting or special meeting in lieu of annual meeting of the Stockholders, each person who continues to serve as a non-employee director of the Company immediately after such meeting shall be granted options to acquire 1,000 shares of Common Stock (an "Annual Stock Option Grant"); provided, that he or she has served as a non-employee director for at least six months prior to such meeting.

     In addition to the Initial Stock Option Grant, each person who (i) was a non-employee director of the Company at the time of adoption of the Directors' Plan and (ii) served as a non-employee director of the Company prior to June 21, 1993 was granted options to acquire 2,500 shares of Common Stock at $23.29 per share, the aggregate of such grant and the grant of options to acquire 5,000 shares of Common Stock shall be deemed an Initial Stock Option Grant for such director.

     The exercise price of the Initial Stock Option Grant is the greater of the
(i) closing price of the Common Stock on the NYSE on June 21, 1993 and (ii) average closing price of the Common Stock on the NYSE for the 10 consecutive trading days ended August 20, 1993. Notwithstanding the foregoing, the exercise price of such option cannot be less than 95% of the average closing price of the Common Stock on the NYSE for the 20 consecutive trading days immediately prior to August 19, 1993. Under this formula, the exercise price of the options granted under the Initial Stock Option Grant was $23.29 per share.

     The exercise price of any New Director Stock Option Grant and the Annual Stock Option Grant shall be the average closing price of the Common Stock on the NYSE for the 10 consecutive trading days immediately prior to the date of any such stock option grant. Notwithstanding the foregoing, the exercise price of any such option will in no event be less than 95% of the average closing price of the Common Stock on the NYSE for the 20 consecutive trading days immediately prior to the date of any such stock option grant.

     The Directors' Plan became effective on August 19, 1993 (the date of its adoption by the Board), and options were deemed granted at the close of business that day to all non-employee directors of the Company serving on the Board at that time. No option granted under the Directors' Plan may be exercised unless and until such Plan has been approved by the Stockholders prior to August 19, 1994. If the Directors' Plan is not so approved by the Stockholders, all options granted thereunder shall be null and void.

     The administrator of the Directors' Plan may at any time terminate, amend or modify the Directors' Plan in any respect it deems suitable; provided, however, that no such action may (i) increase the total amount of Stock on which options may be granted under the Plan, (ii) change the manner of determining the option price, (iii) change the class of individuals eligible to receive options,
(iv) change the number of options which may be granted to each director, or (v) change the times when such options are granted; provided, further, that no amendment, modification or termination of the Directors' Plan may in any manner affect any option theretofore granted under the Directors' Plan without the consent of the then holder.

     The Common Stock issuable upon the exercise of the options granted under the Directors' Plan will registered pursuant to a Registration Statement on Form S-8 under the Securities Act of 1933, as amended ("Securities Act").

     Under the Directors' Plan, Messrs. Hanau, McKee and Ripault were each granted options to acquire 7,500 shares of Common Stock, at $23.29 per share and Messrs. Adams, Gerard, Hopkins, McDonald, Poole and Sight were each granted options to acquire 5,000 shares of Common Stock at $23.29 per share.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE DIRECTORS' PLAN, AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

     The affirmative vote of the holders of a majority of the shares of Stock present in person or represented by proxy and entitled to vote at the Meeting is required for approval of Proposal 2.

                          EMPLOYEE STOCK PAYMENT PLAN
                                  (PROPOSAL 3)

     On December 10, 1993, the Board adopted the Company's Employee Stock Payment Plan (the "Employee Plan") for the purpose of increasing the ownership stake of key employees of the Company and its subsidiaries and divisions by paying a percentage of such employees' annual incentive compensation in shares of Common Stock. There are 250,000 shares of Common Stock reserved for issuance under the Employee Plan.

     The full text of the Employee Plan is set forth as Exhibit B to this Proxy Statement. The principal features of the Employee Plan are summarized below.

     The Employee Plan has a term of five years, commencing on January 1, 1994 and Common Stock may be allocated thereunder until December 31, 1998.

     All employees of the Company and its subsidiaries and divisions, including, but not limited to, corporate officers, presidents of operations and division presidents, are eligible to receive shares of Common Stock under the Employee Plan.

     Under the Employee Plan, up to 25% of an employee's annual incentive compensation earned (i.e., compensation other than base salary) may be payable in shares of Common Stock. Of such shares, up to 50% may vest not later than two years after the end of the incentive compensation year applicable to the award of Common Stock, and issuance of any such Common Stock will be conditioned on the employee remaining in the employ of the Company, except in the case of retirement after age 65 or death. An employee eligible to receive Common Stock under the Employee Plan will have no rights as a Stockholder with respect to such Common Stock until such employee has become the holder of record of such Common Stock upon vesting.

     Shares of Common Stock to be issued or allocated under the Employee Plan will be valued based on (i) with respect to the Company's incentive compensation programs or incentive agreements which are based on the financial results of the Company's fiscal year, the average of the closing prices of the Common Stock on the NYSE for the 10 trading days immediately following release by the Company of its results for the fiscal year with respect to incentive programs or agreements which are based on such fiscal year or (ii) with respect to any other incentive compensation programs of the Company, the average of the closing prices of the Common Stock on the NYSE (A) for the last 10 trading days of the month following the end of any other incentive program year or (B) for the 10 trading days immediately following release by the Company of its results for the most recent fiscal year, whichever is the later.

     Under the present provisions of the Tax Code, the Federal income tax consequences of the Employee Plan should be as follows:

     To the extent that an employee receives Common Stock that is not subject to vesting, the employee will recognize compensation income equal to the fair market value of the Common Stock at that time, provided that, if the employee is restricted from selling the shares for six months from the date of grant because he is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (a "Section 16(b) Employee"), such employee will recognize compensation income equal to the fair market value of the Common Stock at the end of such six-month period unless the employee elects otherwise. Within 30 days after the date the Common Stock is considered issued to a Section 16(b) Employee, such employee may make an election under Section 83(b) of the Tax Code (a "Section 83(b) Election") to recognize compensation income at the time of the issuance in an amount equal to the fair market value of the shares at such time, in which case such employee will not recognize any additional compensation income when the Section 16(b) restrictions lapse.

     To the extent that a portion of an employee's annual incentive compensation that is payable in shares of Common Stock is contingent on his remaining in the employ of the Company, as described above, and such employee does not become the holder of record of such shares until they vest, the employee will recognize compensation income at the time that the shares are issued to him. If the employee is a Section 16(b) Employee at such time and the issuance of such shares at a profit could subject him to suit under Section 16(b), such employee will recognize compensation income at the time such restrictions lapse, unless such employee makes a Section 83(b) Election as described above.

     An employee's holding period for the Common Stock begins when such employee recognizes taxable income under these rules, and the employee's basis in the Common Stock for tax purposes will be the amount of compensation income so recognized. The Company is entitled to deduct amounts equal to the amounts of income recognized by an employee at the time it is recognized, provided that the Company appropriately withholds from the employee for income tax purposes. The Employee Plan is not subject to Section 401(a) of the Tax Code.

     Common Stock issuable under the Employee Plan will be registered pursuant to a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"). However, such Common Stock cannot be transferred until vested in accordance with the terms of the Employee Plan other than by will or the laws of descent and distribution. Thereafter, the transfer of Common Stock by employees of the Company who are, or who may be deemed to be, "affiliates" of the Company will be subject to certain restrictions under the Securities Act.

     The Employee Plan will be administered by the Compensation Committee, comprised of at least three members, all of whom are to be "disinterested persons" for purposes of Rule 16b-3 of the Exchange Act.

     The administrator of the Employee Plan may at any time terminate, amend or modify the Employee Plan in any respect it deems suitable; provided, however, that, solely with respect to persons subject to Section 16 of the Exchange Act, no action of the administrator, without the approval of the Stockholders, may
(i) materially increase the benefits accruing to employees eligible to receive Common Stock under the Plan, (ii) materially increase the total amount of Common Stock which may be awarded under the Employee Plan or (iii) materially modify the requirements for participation in the Employee Plan; provided, further, that no amendment, modification or termination of the Employee Plan may in any manner affect (A) any Common Stock (whether vested or not) theretofore awarded under the Employee Plan without the consent of the employee to whom Common Stock has been awarded or (B) modify the award of Common Stock to the employee by the administrator.

     Common Stock may not be issued or allocated under the Employee Plan to employees of the Company subject to Rule 16b-3 of the Exchange Act unless and until the Employee Plan shall have been approved by the Stockholders at the Meeting. When so approved, the Employee Plan shall be deemed to have been in effect as of January 1, 1994 and shall terminate at the close of business on December 31, 1998.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE EMPLOYEE STOCK PAYMENT PLAN, AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

     The affirmative vote of the holders of a majority of the shares of Stock present in person or represented by proxy and entitled to vote at the Meeting is required for approval of Proposal 3.

            AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                  TO ELIMINATE A PROHIBITION AGAINST ISSUANCE
                        OF NON-VOTING EQUITY SECURITIES
                                  (PROPOSAL 4)

     The second paragraph of Article FOURTH of the Certificate of Incorporation provides as follows:

          "The Company will not issue any non-voting equity securities; provided, however, that this provision, included in this Second Restated Certificate of Incorporation in compliance with Section 1123(a)(6) of title 11 of the United States Code, as amended (the "Bankruptcy Code"), will have no force and effect beyond that required by section 1123(a)(6) of the Bankruptcy Code and will be effective only for so long as section 1123(a)(6) of the Bankruptcy Code is in effect and applicable to the Company."

     Pursuant to the order of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") confirming the Company's plan of reorganization, the Company was directed to amend and restate its certificate of incorporation to prohibit the issuance of non-voting equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code. After the effective date of the Company's plan of reorganization, the Company may further amend the Certificate of Incorporation in accordance with the Certificate of Incorporation and the Delaware General Corporation Law.

     The proposed amendment would delete the second paragraph of Article FOURTH of the Certificate of Incorporation, thereby removing the technical prohibition against issuing non-voting securities which was, but no longer is, required by the Bankruptcy Court and the Bankruptcy Code to be a restriction on the Company. The effect of the amendment would be to restore to the Company the flexibility to issue non-voting equity securities. The Company presently has no intention to issue any non-voting equity securities.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE A PROHIBITION AGAINST ISSUANCE OF NON-VOTING EQUITY SECURITIES, AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of Stock of the Company is required for approval of Proposal 4.

                               NEW PLAN BENEFITS

     The following table sets forth the amounts to which certain participants in the Directors' Plan would have been entitled if such Plan had been in effect for the year ended December 31, 1993. Dollar values for options set forth in the table are based upon the difference between the closing price of the Common Stock on the NYSE on the last day of trading in 1993 ($26.63 per share of Common Stock) and the exercise price ($23.29 per share of Common Stock) of the shares purchasable under the options granted in connection with the Initial Stock Option Grant. The benefits or amounts to be received by or allocated to executive employees under the Employee Plan or which would have been received by or allocated to executive employees under the Employee Plan for the Company's last completed fiscal year if the Employee Plan had been in effect are not determinable because the amount of incentive compensation and the number of shares of Common Stock payable to such employees will be based on 1994 operating results as well as subject to the discretion of the Board. Therefore, the number of units and dollar value data has been omitted.

                                                       DIRECTORS' PLAN            EMPLOYEE PLAN
                                                    ----------------------    ----------------------
                                                     DOLLAR        NUMBER      DOLLAR        NUMBER
                                                     VALUE        OF UNITS     VALUE        OF UNITS
                                                    --------      --------    --------      --------
Robert J. Strudler................................          (1)                       (2)
Isaac Heimbinder..................................          (1)                       (2)
Chester P. Sadowski...............................          (1)                       (2)
Richard G. Slaughter..............................          (1)                       (2)
Craig M. Johnson..................................          (1)                       (2)
All Executive Officers as a Group.................          (1)                       (2)
Non-Executive Directors...........................  $175,350       52,500             (2)
Non-Executive Employees...........................          (1)                       (2)

- - ---------------

(1) Executive officers do not participate in the Directors' Plan.

(2) Not yet determinable until 1994 operating results are determined.

                       RATIFICATION OF THE APPOINTMENT OF
                       ARTHUR ANDERSEN & CO. AS AUDITORS
                                  (PROPOSAL 5)

     The Board, upon recommendation of the Audit Committee of the Board, has appointed, subject to ratification by Stockholders, the firm of Arthur Andersen & Co., independent public accountants, to examine the financial statements of the Company for 1994. Arthur Andersen & Co. has been employed by the Company as its independent auditors for more than 25 years. Stockholders are asked to ratify the action of the Board in making such appointment.

     Representatives of Arthur Andersen & Co. will attend the Meeting and may make a statement if they so desire. They also will be available to respond to appropriate questions.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION, AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

     The affirmative vote of the holders of a majority of the shares of Stock cast thereon is required for the ratification of the appointment of auditors.

                                 OTHER BUSINESS

     Management of the Company knows of no business to be brought before the Meeting other than the election of Class I Directors, the adoption of the Directors' Plan, adoption of the Employee Plan, adoption of an amendment to the Certificate of Incorporation to eliminate a prohibition against issuance of non-voting equity securities and ratification of the appointment of auditors as set forth in the Notice of Annual Meeting. If any other proposals come before the Meeting, it is intended that the shares of Stock represented by Proxies shall be voted in accordance with the judgment of the person or persons exercising the authority conferred by the Proxies.

                             STOCKHOLDER PROPOSALS

     Proposals by Stockholders intended to be presented at the 1995 Annual Meeting of Stockholders must be received by the Company on or before November 3, 1994 in order to be included in the Proxy Statement and Proxy for that meeting. The mailing address of the Company for submission of any such proposal is given on the first page of this Proxy Statement.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON.

                                            By Order of the Board of Directors

                                            RICHARD G. SLAUGHTER
                                            Secretary

Houston, Texas
March 3, 1994

                                                                       EXHIBIT A

                             U.S. HOME CORPORATION
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     1. PURPOSES.

     The purposes of the U.S. Home Corporation Non-Employee Directors' Stock Option Plan (the "Plan") are to attract and retain qualified and competent persons for service as members of the board of directors (the "Board") of U.S. Home Corporation (the "Company") by providing a means whereby such persons acquire an equity interest in the Company and to secure for the Company and its stockholders the benefit of the incentives inherent in such equity ownership by persons whose advice and counsel are important to the Company's future growth and continued success.

     2. ADMINISTRATION.

     (a) The Board shall (i) administer the Plan, (ii) establish, subject to the provisions of the Plan, such rules and regulations as it may deem appropriate for the proper administration of the Plan and (iii) make such determinations under, and such interpretations of, and take such steps in connection with, the Plan or the options issued thereunder as it may deem necessary or advisable.

     (b) The Board may from time to time appoint a Committee (the "Committee"), which shall initially be the Nominating Committee of the Board, which shall be comprised of at least three members of the Board and may delegate to the Committee full power and authority to take any and all action required or permitted to be taken by the Board under the Plan, whether or not the power and the authority of the Committee is hereinafter fully set forth. The Board or the Committee, as applicable, shall hereinafter be referred to as the "Administrator."

     3. STOCK.

     The stock (the "Stock") to be made the subject of an option under the Plan shall be the shares of common stock of the Company, $.01 par value per share, whether authorized and unissued or treasury stock. The total amount of Stock for which options may be granted under the Plan shall not exceed, in the aggregate, 100,000 shares, subject to adjustment in accordance with the provisions of
Section 12 hereof. Any shares of Stock which were the subject of unexercised portions of any terminated or expired options may again be subject to the grant of options under the Plan during the remaining term of the Plan.

     4. AWARD OF OPTIONS.

     (a) Options shall be granted only to non-employee directors of the Board. No individual who is, at the time of grant, an employee of the Company shall be eligible to receive options under the Plan.

     (b) All options granted under the Plan shall be non-qualified options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC").

     (c) Any and all options granted under this Plan shall be granted not later than 10 years from August 19, 1993, the date the Plan was adopted by the Board.

     (d) All options granted under the Plan shall be evidenced by a written agreement substantially in the form of Exhibit A annexed hereto (each an "Option Agreement").

     5. NUMBER OF SHARES TO BE GRANTED.

     (a) Each person who is a non-employee director of the Company at the time of adoption of the Plan by the Board shall be granted an option for 5,000 shares of Stock (an "Initial Stock Option Grant") at the time of such adoption. Each person who becomes a non-employee director of the Company after the adoption of the Plan by the Board shall be granted an option for 5,000 shares of Stock at the time such person first becomes a non-employee director of the Company (a "New Director Stock Option Grant"). On the date of each annual meeting or special meeting in lieu of annual meeting of the stockholders of the Company, each person who continues to serve as a non-employee director of the Company immediately after such meeting shall be granted an option for 1,000 additional shares of Stock (an "Annual Stock Option Grant"); provided, that he or she has served as a non-employee director for at least six months prior to such meeting. The options shall be deemed automatically granted at the times, in the amounts and at the option prices set forth herein without any further action on the part of the Administrator, and the proper officers of the Company are authorized, empowered and directed to execute and deliver an Option Agreement to reflect each such grant at the times, in the amounts and at the option prices determined in accordance with the Plan.

     (b) Each person who (i) is a non-employee director of the Company at the time of adoption of the Plan and (ii) has served as a non-employee director of the Company prior to June 21, 1993 shall be granted an option for 2,500 shares of Stock, in addition to the option granted pursuant to paragraph (a) of this
Section 5, the aggregate of which shall be deemed an Initial Stock Option Grant for such directors.

     6. PRICE.

     (a) In the case of an Initial Stock Option Grant, the exercise price of such Option shall be the greater of the (i) closing price of the Stock on the New York Stock Exchange (the "NYSE") on June 21, 1993 and (ii) average closing price of the Stock on the NYSE for the 10 consecutive trading days ending August 20, 1993. Notwithstanding the foregoing, the exercise price of such Option will in no event be less than 95% of the average closing price of the Stock on the NYSE for the 20 consecutive trading days immediately prior to August 19, 1993.

     (b) In the case of a New Director Stock Option Grant, the exercise price of such Option shall be the average closing price of the Stock on the NYSE for the 10 consecutive trading days prior to the date of the New Director Stock Option Grant. Notwithstanding the foregoing, the exercise price of such Option will in no event be less than 95% of the average closing price of the Stock on the NYSE for the 20 consecutive trading days immediately prior to the date of the New Director Stock Option Grant.

     (c) In the case of an Annual Stock Option Grant, the exercise price of such Option shall be the average closing price of the Stock on the NYSE for the 10 consecutive trading days prior to the date of the Annual Stock Option Grant. Notwithstanding the foregoing, the exercise price of such Option will in no event be less than 95% of the average closing price of the Stock on the NYSE for the 20 consecutive trading days immediately prior to the date of the Annual Stock Option Grant.

     (d) The closing price of the Stock, as of any particular day, shall be as reported in The Wall Street Journal; provided, however, that if the Stock is not listed on the NYSE on the dates the option price is to be determined, the option price shall be not less than the fair market value of the shares of Stock covered by the option at the time that the option is granted, as determined by the Administrator based on such empirical evidence as it deems to be necessary under the circumstances.

     7. TERM.

     Subject to Sections 9, 10 and 21 hereof, an option may be exercised by the holder thereof (a "Holder") in whole at any time or in part from time to time commencing with the date of grant of any option under the Plan, but no option may be exercised in any amount later than 10 years from the date such option was granted.

     8. TRANSFERABILITY.

     No option may be transferable by a Holder other than by will or the laws of descent and distribution. During the lifetime of a Holder, the option may be exercisable only by such Holder. A Holder who acquires Stock hereunder may only transfer such Stock in compliance with applicable federal and state securities laws.

    9. TERMINATION OF DIRECTORSHIP.

     If, on or after the date an option is granted under the Plan, a Holder (i) resigns as a director of the Company or (ii) is removed as a director of the Company by the stockholders of the Company, with or without cause, the Holder shall have the right, not later than the earlier of
(A) three months after such resignation or removal or (B) the termination date of the option as set forth in the Option Agreement, to exercise such option, to the extent the right to exercise such option shall have accrued at the date of such resignation or removal, except to the extent that such option theretofore shall have been exercised.

    10. RETIREMENT, DEATH OR DISABILITY.

     If a Holder retires at the age of 65 or above, dies, or becomes disabled (within the meaning of Section 22(e)(3) of the IRC) while a director of the Company, the Holder, the personal representative of the Holder or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution, or the disabled Holder, shall have the right, not later than the earlier of (i) three years from the date of the Holder's retirement, death or disability or (ii) the termination date of the option as set forth in the Option Agreement, to exercise such option to the extent the right to exercise such option shall have accrued at the date of such retirement, death or disability, except to the extent such option theretofore shall have been exercised.

    11. PAYMENT FOR STOCK.

     (a) The purchase price of Stock issued upon exercise of options granted hereunder shall be paid in full on the date of purchase. Payment shall be made either in cash or such other consideration as the Administrator deems appropriate, including, without limitation, Stock already owned by the Holder or Stock to be acquired by the Holder upon exercise of the option having a total fair market value, as determined by the Administrator, equal to the purchase price, or a combination of cash and Stock having a total fair market value, as so determined, equal to the purchase price.

     (b) Stock shall not be issued upon the exercise of options unless and until the aggregate amount of federal, state or local taxes of any kind required by law to be withheld, if any, with respect to the exercise of such options have been paid or satisfied or provision for their payment and satisfaction has been made upon such terms as the Administrator may prescribe, including, without limitation, payment of any such taxes by exchanging shares of Stock previously owned by the Holder or acquired upon the exercise of an option.

    12. STOCK ADJUSTMENTS.

     (a) The total amount of Stock for which options shall be granted under the Plan and option terms (both as to the number of shares of Stock and the price of the option) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from payment of a stock dividend on the Stock, a subdivision or combination of the Stock, or a reclassification of the Stock, and (in accordance with the provisions contained in the following paragraph) in the event of a consolidation or a merger in which the Company will be the surviving corporation.

     (b) After any merger of one or more corporations into the Company in which the Company shall be the surviving corporation, or after any consolidation of the Company and one or more other corporations, each Holder shall, at no additional cost, be entitled, upon any exercise of his option, to receive, in lieu of the number of shares of Stock as to which such option shall then be so exercised, the number and class of shares of stock or other securities to which such Holder would have been entitled pursuant to the terms of the applicable agreement of merger or consolidation if at the time of such merger or consolidation such Holder had been a Holder of record of a number of shares of Stock equal to the number of shares for which such option may then be so exercised. Comparable rights shall accrue to each Holder in the event of successive mergers or consolidations of the character described above.

     (c) In the event of any sale of all or substantially of the assets of the Company, or any merger of the Company into another corporation, or any dissolution or liquidation of the Company or, in the discretion of the Board, any consolidation or other reorganization in which it is impossible or impracticable to continue in effect any options, all options granted under the Plan and not previously exercised shall terminate unless exercised at least one business day before the scheduled closing of such event; provided, that any such exercise or termination shall be conditioned on the closing of such transaction; and provided further, that the Board may, in its discretion, require instead that all options granted under the Plan and not previously exercised shall be assumed by such other corporation on the basis provided in the preceding paragraph to the extent possible or practical.

     (d) The adjustments described in this Section 12 and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

    13. RIGHTS AS A STOCKHOLDER.

     A Holder or a transferee of an option shall have no rights as a stockholder with respect to any share of Stock covered by such Holder's option until such Holder has become the holder of record of such share of Stock, and, except for stock dividends as provided in Section 12 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such share for which the record date is prior to the date on which he or she shall become the holder of record thereof.

    14. AMENDMENT AND TERMINATION.

     The Board may at any time terminate, amend or modify the Plan in any respect it deems suitable; provided, however, that no such action of the Board, without the approval of the stockholders of the Company, may (i) increase the total amount of Stock on which options may be granted under the Plan, (ii) change the manner of determining the option price, (iii) change the class of individuals eligible to receive options, (iv) change the number of options which may be granted to each director, or (v) change the times when such options are granted; provided, further, that no amendment, modification or termination of the Plan may in any manner affect any option theretofore granted under the Plan without the consent of the then Holder. Notwithstanding the foregoing, the Plan may not be amended more than once in any six-month period except to comply with changes in the IRC, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any rules or regulations promulgated under either the IRC or ERISA.

    15. INVESTMENT PURPOSE.

     At the time of exercise of any option, the Company may, if it shall deem it necessary or desirable for any reason, require the Holder to (i) in the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), represent in writing to the Company that it is such Holder's then intention to acquire the Stock for investment and not with a view to the distribution thereof or (ii) postpone the date of exercise until such time as the Company has available for delivery to the Holder a prospectus meeting the requirements of all applicable securities laws.

    16. RIGHT TO REMOVE DIRECTOR.

     Nothing contained herein or in any Option Agreement shall restrict the right of the stockholders of the Company to remove any Holder as director at any time, with or without cause, or shall constitute or be evidence of any agreement or understanding, express or implied, that the Company shall retain a director for any period of time, or at any particular rate of compensation.

    17. FINALITY OF DETERMINATIONS.

     Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Administrator shall be final and be binding and conclusive for all purposes.

    18. INDEMNIFICATION OF DIRECTORS.

     Each director of the Company, solely in his or her capacity as a director, shall be indemnified by the Company against all costs and expenses reasonably incurred by such director in connection with any action, suit or proceeding to which he or she or any of the other directors may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option granted thereunder, and against all amounts paid in settlement thereof (provided such settlement shall be approved by independent legal counsel) or paid in satisfaction of a judgment in any such action, suit or proceeding, to the extent permitted by Delaware law. Upon the institution of any such action, suit or proceeding, a director of the Company shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such director undertakes to handle it on his or her own behalf.

    19. FEDERAL INCOME TAX CONSEQUENCES.

     Under the present provisions of the IRC, the federal income tax consequences of participating in the Plan may be summarized as follows: This summary is of general application only and its application to any individual will depend on that individual's circumstances. The summary does not address the effect of state and local income tax laws. The Plan is not subject to the provisions of Section 401(a) of the IRC or ERISA.

     The recipient of an option shall not recognize income upon the grant of the option, but, upon exercise, generally shall recognize ordinary income in an amount equal to the difference between the fair market value of the Stock acquired on the exercise date and the option price. The Company shall be entitled to a tax deduction at the same time and in the same amount as the income recognized, provided that it appropriately withholds to the extent required by applicable law.

     If an option is exercised within six months of the date of grant and the Holder is restricted from selling the Stock acquired upon exercise because of the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), unless the Holder elects under Section 83(b) of the IRC to be taxed immediately, he or she shall recognize ordinary income (and the Company shall be entitled to a deduction) at the end of the restricted period imposed by Section 16(b) in an amount equal to the difference between the fair market value of the Stock at that time and the option price.

     If the Holder pays the option price entirely in cash for tax purposes, his or her basis in the shares of Stock received shall be equal to their fair market value on the exercise date (or the date on which the Section 16(b) period expires, if applicable), and the holding period for tax purposes shall begin on the day following the exercise date.

    20. GOVERNING LAW.

     The Plan shall be governed by the laws of the State of Delaware.

    21. EFFECTIVE DATE.

     The Plan shall become effective upon the date of its adoption by the Board and options shall be deemed granted at the close of business that day to all non-employee directors of the Company serving on the Board at that time, but no option may be exercised under the Plan unless and until the Plan shall have been approved by the stockholders of the Company within 12 months after its adoption by the Board. If the Plan is not so approved by the stockholders, all options granted hereunder shall be null and void.

     22. OVERRIDE.

     With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

     23. ADDITIONAL INFORMATION.

     Additional information regarding the Plan and the Administrator may be obtained by contacting Ms. Kelly Somoza, Vice President, U.S. Home Corporation, 1800 West Loop South, Houston, Texas 77027, telephone number (713) 877-2391. The Company shall make available without charge to all Holders, upon written or oral request to Ms. Somoza at the address and/or telephone number set forth above, the following documents, each of which is incorporated by reference into the Section 10(a) prospectus relating to the Plan:

     (1) The Company's prospectus dated June 14, 1993, filed with the Securities and Exchange Commission (the "Commission") on June 16, 1993 pursuant to Rule 424(b) promulgated under the Securities Act (the "Prospectus"), relating to the Company's Amendment No. 2 to Form S-1 Registration Statement under the Securities Act filed with the Commission on June 11, 1993 (Registration No. 33-60638).

     (2) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993.

     (3) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

     (4) The Company's Current Report on Form 8-K, dated April 1, 1993.

     (5) The Company's Current Report on Form 8-K, dated April 5, 1993.

     (6) The Company's Current Report on Form 8-K, dated June 9, 1993.

     (7) The Company's Current Report on Form 8-K, dated June 28, 1993.

     (8) The description of the Stock contained in the Prospectus, under the headings "Capital Stock and Class B Warrants -- Common Stock" on page 89 and "Capital Stock and Class B Warrants -- Certificate of Incorporation" on pages 89-90. For additional information about the Stock, see the Prospectus, under the headings "Management -- Board of Directors" on pages 41-42 and "Management -- Director Nomination Procedures" on page 42, which are incorporated by reference into the Section 10(a) prospectus relating to the Plan.

     (9) Information on how the members of the Board are elected, their term of office, and the manner in which they may be removed from office is provided in Article SIXTH of the Second Restated Certificate of the Company, a copy of which is annexed hereto as Exhibit B.

     Information concerning the Company will be periodically updated by the filing of reports by the Company pursuant to the Exchange Act. Such reports were incorporated by reference to the Section 10(a) prospectus relating to the Plan and will also be available to Holders upon written or oral request to the Company's offices as indicated above.

                                 *   *   *   *

                       Approved by the Board of Directors

                               on August 19, 1993

                                                                       EXHIBIT A

                             U.S. HOME CORPORATION
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

     OPTION AGREEMENT, dated as of             , 199 between U.S. HOME
CORPORATION, a Delaware corporation (the "Company"), and
                    (the "Holder").

    1. PURPOSE.

     The purpose of this Stock Option Agreement (this "Agreement") is to set forth the terms and conditions of the stock option granted to the Holder under the Non-Employee Directors' Stock Option Plan (the "Plan"). The terms and conditions (including defined terms) of the Plan are expressly incorporated herein and made a part of hereof with the same force and effect as if fully set forth herein. The acceptance by the Holder of the Option (as hereinafter defined) granted hereby shall constitute acceptance of and agreement with all of the terms and conditions contained in this Agreement and the Plan.

    2. GRANT OF OPTION.

     The Company hereby grants to the Holder an option (the "Option") to purchase all or any part of an aggregate of [5,000] [7,500] [1,000] shares of the Company's common stock, $.01 par value per share (the "Stock"), at a price
of $          * per share (the "Exercise Price"), subject to adjustment as herein provided. Such Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC").

    3. TERM.

     Subject to Sections 4, 5 and 13 hereof, the Option shall be exercisable in whole or in part at any time on or after the date hereof; provided, however, that the Option shall expire on the date 10 years from the date hereof. Any exercise shall be accompanied by a written notice to the Company in substantially the form attached hereto as Schedule 1.

    4. TERMINATION OF DIRECTORSHIP.

     If, on or after the date the Option is granted, the Holder (i) resigns as a director of the Company or (ii) is removed as a director of the Company by the stockholders of the Company, with or without cause, the Holder shall have the right, not later than the earlier of (A) three months after such resignation or removal or (B) the termination date of the Option set forth herein, to exercise the Option, to the extent the right to exercise the Option shall have accrued at the date of such resignation or removal, except to the extent that the Option theretofore shall have been exercised.

    5. RETIREMENT, DEATH OR DISABILITY.

     If the Holder retires at the age of 65 or above, dies, or becomes disabled (within the meaning of Section 22(e)(3) of the IRC) while a director of the Company, the Holder, the personal representative of the Holder or the person or persons to whom the Option shall have been transferred by will or by the laws of descent and distribution, or the disabled Holder, will have the right, not later than the earlier of (i) three years from the date of the Holder's retirement, death or disability or (ii) the termination date of the Option set forth herein, to exercise the Option to the extent the right to exercise the Option shall have accrued at the date of such retirement, death or disability, except to the extent the Option theretofore shall have been exercised.

- - ---------------

* To be determined pursuant to Section 6 of the Stock Option Plan.

    6. TRANSFERABILITY.

     The Option shall not be transferable by the Holder other than by will or the laws of descent and distribution. During the lifetime of the Holder, the Option shall be exercisable only by such Holder. If the Holder acquires Stock hereunder, the Holder shall only transfer such Stock in compliance with applicable federal and state securities laws.

    7. PAYMENT OF EXERCISE PRICE.

     Payment for shares of Stock issued upon exercise of the Option shall be paid in full on the date of purchase. Payment shall be made either in cash or in such other consideration as the Administrator (as defined in the Plan) deems appropriate. Notwithstanding the foregoing, shares of Stock shall not be issued upon exercise of the Option unless and until the aggregate amount of Federal, state and local taxes of any kind required to be withheld, if any, with respect to such exercise have been paid or satisfied or provision for their payment and satisfaction has been made upon such terms as the Administrator may prescribe.

    8. ADJUSTMENT TO OPTION.

     The number of shares of Stock subject to the Option and the Exercise Price shall be adjusted, as necessary, in accordance with the provisions of Section 12 of the Plan.

    9. NO RIGHTS AS STOCKHOLDER.

     The Holder shall have no rights as a stockholder with respect to any Stock covered by the Option until such person has become the holder of record of such Stock, and, except for stock dividends as provided in Section 12 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such Stock for which the record date is prior to the date on which he or she shall become the holder of record thereof.

    10. RIGHT TO REMOVE DIRECTOR.

     Nothing contained herein or in any Option Agreement shall restrict the right of the stockholders of the Company to remove any Holder as director at any time, with or without cause, or shall constitute or be evidence of any agreement or understanding, express or implied, that the Company shall retain a director for any period of time, or at any particular rate of compensation.

    11. REPRESENTATIONS.

     (a) At the time of any exercise of the Option, the Company may, if it shall deem it necessary or desirable for any reason, require the Holder to (i) in the absence of an effective registration statement under the Securities Act of 1933, as amended, represent in writing to the Company that it is his then intention to acquire the Stock for investment and not with a view to the distribution thereof or (ii) postpone the date of exercise until such time as the Company has available for delivery to the Holder a prospectus meeting the requirements of all applicable federal or state securities laws.

     (b) Holder hereby represents to the Company that, upon the grant of the Option, Holder will not beneficially own in excess of 4.9 percent of the value of the equity securities (as defined in Rule 3a11-1 under the Securities Exchange Act of 1934, as amended) of the Company; provided that for purposes of this Section 11(b), all outstanding options to acquire equity securities (including the Option and the Company's Class B Warrants) of the Company are deemed to be exercised.**

    12. GOVERNING LAW.

     This Agreement shall be governed by the laws of the State of Delaware.

- - ---------------

** Section 11(b) will not be required after June 22, 1995.

    13. STOCKHOLDER APPROVAL.

     Any Option granted under the Agreement shall not be exercisable unless or until the Plan shall have been approved by the stockholders of the Company in accordance with the provisions of Section 21 of the Plan.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                            U.S. HOME CORPORATION

                                            By:
                                                Name:
                                                Title:

                                            Holder

                                            ------------------------------------
                                                         Signature

                                            Name:

                                            Address:

                                                                      SCHEDULE 1

U.S. Home Corporation
1800 West Loop South
Houston, Texas 77252

Attention: Secretary
           Re:  Notice of Exercise of Stock Option

Dear Sir:

     I am the holder of the below-described option to acquire shares of common stock, $.01 par value per share (the "Common Stock"), of U.S. Home Corporation (the "Company") granted under the U.S. Home Corporation Non-Employee Directors' Stock Option Plan:

                   NUMBER OF SHARES
                      SUBJECT TO        EXERCISE PRICE
DATE OF OPTION          OPTION            PER SHARE
- - --------------     ----------------     --------------

     I hereby exercise my option to purchase         shares of Common Stock and
tender the purchase price therefor, reserving my right to purchase any remaining shares of Common Stock subject to the option in accordance with its terms.

     In making this purchase, I hereby represent to you as follows:

          1. In the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), I am purchasing these shares of Common Stock for my own account for investment and without any present intention of disposing of the shares by public offering or otherwise.

          2. I will not dispose of the shares of Common Stock unless a registration statement under the Securities Act and applicable state securities and "blue sky" laws covering the shares of Common Stock is in effect or, in the opinion of counsel to the Company, an exemption from such registration is available.

Dated:               ,

                                            Very truly yours,

                                            ------------------------------------
                                            Signature

                                            Name:
                                            Address:
                                            ------------------------------------

                                                                       EXHIBIT B

     SIXTH: The following provisions will apply to the composition of the Board of Directors and the election, qualification and removal of directors:

     1. Number of Directors. Until the Annual Meeting to be held during 1996, the number of directors constituting the entire Board of Directors will be 11. Thereafter, commencing with the Annual Meeting to be held in 1996, the number of directors constituting the entire Board of Directors will be determined by a resolution adopted by a majority of the entire Board of Directors, but such number will not be less than 7 or more than 15. The minimum and maximum number of directors of the Corporation may be increased or decreased only by amending this Restated Certificate of Incorporation in accordance with Article ELEVENTH hereof; provided, that the number of directors will not be reduced at any time so as to shorten the term of any director at the time in office. Notwithstanding the foregoing, the provisions of this Article SIXTH, Section 1 shall be subject to the provisions of Section C, paragraph 3(c) of Article FOURTH hereof.

     2. Classes of Directors and Term of Office. Subject to Section C, paragraph 3(c) of Article FOURTH hereof, until the Annual Meeting to be held during 1996, the directors will be divided, with respect to the time for which they hold office, into three classes: Class I, Class II and Class III. Class I will initially consist of Messrs. George A. Poole, Jr., Herve Ripault and James W. Sight, who will each hold office for a term expiring at the Annual Meeting to be held during 1994; Class II will initially consist of Messrs. Glen Adams, Steven
L. Gerard, Kenneth J. Hanau, Jr. and Charles A. McKee, who will each hold office for a term expiring at the Annual Meeting to be held during 1995; and Class III will initially consist of Messrs. Malcolm T. Hopkins, Jack L. McDonald, Robert
J. Strudler and Isaac Heimbinder, who will each hold office for a term expiring at the Annual Meeting to be held during 1996. Any person (i) elected to the Board of Directors at the Annual Meetings to be held during 1994 or 1995 or (ii) selected to fill any vacancy in the Board of Directors in a Class elected at the Annual Meetings held during 1994 or 1995 will hold office for a term expiring at the Annual Meeting held during 1996, provided, however, that any director elected pursuant to Section C, paragraph 3(c) of Article FOURTH hereof will hold office in accordance with the terms of such provision. Each director (a) elected to the Board of Directors at any Annual Meeting, commencing with the Annual Meeting to be held in 1996 or (b) selected to fill any vacancy in the Board of Directors after the Annual Meeting to be held during 1996 will hold office for a term expiring at the next Annual Meeting. Each director will hold office until such director's successor has been duly elected and qualified.

     3. Removal. Notwithstanding any other provisions of this Restated Certificate of Incorporation or the By-Laws (and notwithstanding the fact that some lesser percentage may be specified by law), until the Annual Meeting to be held in 1996, a director may be removed from office only for cause by the vote of the holders of at least 75 percent of the shares of Capital Stock issued and outstanding and entitled to vote thereon. For purposes of this paragraph 3 of this Article SIXTH, "cause" means, with respect to any director, (i) a director's continuing, willful failure to perform the duties required of his or her position (other than as a result of total or partial incapacity due to physical or mental illness), (ii) gross negligence or malfeasance by a director in the performance of his or her duties or (iii) the conviction or plea of nolo contendere to a crime by a director that constitutes a felony under the laws of the United States, or any state thereof, which results or was intended to result directly or indirectly in gain or personal enrichment by such director at the expense of the Corporation.

     4. Vacancies. Until the Annual Meeting to be held during 1996, any vacancy in the Board of Directors resulting from any cause, including, without limitation, the death, resignation or removal of Kenneth J. Hanau, Jr., Charles
A. McKee, Herve Ripault, Robert J. Strudler or Isaac Heimbinder or any of their successors (collectively, the "Continuing Directors") may be filled only by a vote of a majority of the Continuing Directors remaining in office or, if there are no remaining Continuing Directors, by the holders of shares of Capital Stock having at least a majority of the votes which could be cast by the holders of all of the issued and outstanding shares of voting Capital Stock. Until the Annual Meeting to be held during 1996, any vacancy in the Board of Directors resulting from any cause, including, without limitation, the death, resignation or removal of Glen Adams, Steven L. Gerard, Malcolm T. Hopkins, Jack L. McDonald, George A. Poole, Jr. or James W. Sight or any of their successors (collectively, the "New Directors") may be filled only by a vote of a majority of the New Directors remaining in office or, if there are no remaining New Directors, by the holders of shares of Capital Stock having at least a majority of the votes which could be cast by the holders of all of the issued and outstanding shares of voting Capital Stock. If the Board of Directors is still divided into classes at the time of the filling of such vacancy, any director so elected will serve until the next election of the class for which such director has been chosen and until his successor is elected and qualified. Any individual elected or nominated (in accordance with paragraph 5 of this Article SIXTH) by the New Directors must meet the same criteria with respect to eligibility for election as a director set forth in Section 6.1 of the USH Plan as his or her predecessor. Subject to Section C, paragraph 3(c) of Article FOURTH hereof, subsequent to the Annual Meeting to be held during 1996, any vacancy in the Board of Directors resulting from any cause, including, without limitation, death, resignation or removal of a director, may be filled only by a vote of a majority of the remaining directors, or, if there are no remaining directors then in office, by the holders of shares of Capital Stock having at least a majority of the votes which could be cast by the holders of all of the issued and outstanding shares of voting Capital Stock. Any director so elected will serve until the next election of directors and until his successor is elected and qualified.

     5. Nomination of Directors. Until the Annual Meeting to elect directors to be held in 1996, nominations for election to the Board of Directors due to expiring terms of Continuing Directors and New Directors will be made by a majority of the remaining Continuing Directors or New Directors, respectively. Subject to the provisions of Section C, paragraph 3(c) of Article FOURTH hereof, after the Annual Meeting to be held in 1996, nominations for election to the Board of Directors due to expiring terms of directors will be made by the affirmative vote of a majority of the entire Board of Directors.

                                                                       EXHIBIT B

                             U.S. HOME CORPORATION

                          EMPLOYEE STOCK PAYMENT PLAN

1. PURPOSE.

     The purpose of the U.S. Home Corporation Employee Stock Payment Plan (the "Plan") is to increase the ownership stake of key employees of U.S. Home Corporation and its subsidiaries or divisions (the "Company") by paying a percentage of such employees' annual incentive compensation in shares of Stock (as defined herein) in lieu of cash.

2. ADMINISTRATION.

     (a) The board of directors of the Company (the "Board") will (i) administer the Plan, (ii) establish, subject to the provisions of the Plan, such rules and regulations as it may deem appropriate for the proper administration of the Plan and (iii) make such determinations under, and such interpretations of, and take such steps in connection with, the Plan or the Stock issued thereunder as it may deem necessary or advisable.

     (b) The Board may from time to time appoint a Committee (the "Committee"), which shall initially be the Compensation and Stock Option Committee of the Board, which will be comprised of at least three members, all of whom are disinterested persons (as defined herein), and may delegate to the Committee full power and authority to take any and all action required or permitted to be taken by the Board under the Plan, whether or not the power and the authority of the Committee is hereinafter fully set forth. The members of the Committee may be appointed from time to time by the Board and serve at the pleasure of the Board. The Board, if each member is a disinterested director, or the Committee, as applicable, will hereinafter be referred to as the "Administrator."

     (c) For the purposes of this Section 2, a "disinterested person" is a person who, on a given date, is disinterested within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

3. STOCK.

     The stock (the "Stock") which is the subject of the Plan will be the shares of common stock of the Company, $.01 par value per share, whether authorized and unissued or treasury stock. The total number of shares of Stock which may be issued under the Plan will not exceed, in the aggregate, 250,000, subject to adjustment in accordance with the provisions of Section 7 hereof.

4. AWARD OF STOCK.

     (a) All employees of the Company, including, but not limited to, corporate officers, presidents of operations and division presidents (each an "Employee" and collectively, "Employees"), are eligible to receive Stock in accordance with the terms hereof.

     (b) Up to 25%, which amount may be subject to change from time to time by the Administrator, of the annual incentive compensation (i.e., all amounts other than Base Salary (as defined herein)) payable to an Employee pursuant to any incentive compensation plans or the incentive compensation provisions of any employment or compensation agreement may be payable in shares of Stock under the Plan.

     (c) (i) Up to 50%, which amount may be subject to change from time to time by the Administrator, of the annual amount of Stock awarded to an Employee pursuant to Section 4(b) hereof may, at the sole discretion of the Administrator, vest not later than two years after the end of the incentive compensation year applicable to such award of Stock and, unless otherwise specified by the Administrator, shall not vest and will expire in the event the Employee is not employed by the Company on or prior to the date on which the Stock vests with the Employee due to (A) voluntary termination by the Employee or (B) termination by the

Company for Cause (as defined herein). Notwithstanding the foregoing, Stock awarded to an Employee which remains subject to a vesting period hereunder will immediately vest upon the retirement of such Employee after attaining the age of 65.

     (ii) For purposes of the Plan, a voluntary termination by an Employee will not be deemed to occur in the event such Employee is Constructively Terminated (as defined herein).

     (iii) In the event an Employee dies while in the employ of the Company, all Stock awarded to such Employee which remains subject to a vesting period hereunder will immediately vest and be delivered to such Employee's estate as soon as practicable after such Employee's death.

     (iv) For purposes of the Plan:

          (A) "Cause" shall mean (1) an Employee's continuing willful failure to perform his duties with respect to the Company (other than as a result of total or partial incapacity due to physical or mental illness), (2) gross negligence or malfeasance by an Employee in the performance of his duties with respect to the Company, (3) an act or acts on an Employee's part constituting a felony under the laws of the United States or any state thereof which results or was intended to result directly or indirectly in gain or personal enrichment by such Employee at the expense of the Company or (4) any other circumstances set forth in an employment agreement between the Company and such Employee which would constitute grounds for the Company to terminate the employment of such Employee for cause (as defined in the applicable employment agreement).

          (B) "Constructively Terminated" shall mean (1) a reduction in an amount equal to or greater than 15 percent of an Employee's Base Salary (as defined herein), (2) a material reduction in an Employee's job function, duties or responsibilities or (3) a required relocation of an Employee of more than 50 miles from such Employee's current job location; provided, however, that the employment with the Company or its divisions or subsidiaries of a President of Operations will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President with the Company or its divisions or subsidiaries and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment with the Company or its divisions or subsidiaries of a Division Chairman or Division President will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President of a division other than the division he or she is currently employed by and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment of an Employee will not be deemed Constructively Terminated unless such Employee actually terminates his or her employment with the Company within 60 days after the occurrence of an event specified in clause
     (1), (2) or (3) above.

          (C) "Base Salary" shall mean an amount equal to an Employee's maximum annual base salary in effect at any time after the effective date of the Plan, excluding any incentive compensation or bonus payable or paid to an Employee.

     (d) (i) All Stock awarded to Employees hereunder but not subject to vesting pursuant to Section 4(c) hereof shall be delivered to such Employees within 30 days after the determination of the price of the Stock pursuant to Section 5 hereof.

     (ii) Subject to Section 4(c) hereof, all Stock awarded to Employees hereunder which is subject to a vesting period hereunder shall be delivered to such Employees within 31 days after the expiration of such vesting period.

     (e) In the event the Company is subject to an extraordinary corporate transaction, including, without limitation, a merger, consolidation or tender offer, the Administrator shall have the right, in its sole discretion, to accelerate the vesting period of any or all Stock subject to vesting hereunder.

5. PRICE AND VALUATION.

     (a) The Stock will be issued to Employees in consideration of services rendered to the Company by such Employees as reflected in any incentive compensation plans or the incentive compensation provisions of any employment or compensation agreement.

     (b) For purposes of determining the number of shares of Stock to be issued to an Employee hereunder in lieu of cash compensation, the Administrator shall divide the amount of cash that would otherwise be distributed to such Employee by:

          (i) with respect to the incentive compensation plans of the Company or incentive agreements which are based on the financial results of the Company's fiscal year, the average closing price of the Stock on the New York Stock Exchange (the "NYSE") for the 10 consecutive trading days immediately following the date on which the Company releases such financial results for such fiscal year; or

          (ii) with respect to any other incentive compensation plans of the Company or incentive agreements, the average closing price of the Stock on the NYSE for the later to occur of the (A) last 10 trading days of the month immediately following the conclusion of the specified period for such incentive compensation program and (B) 10 consecutive trading days immediately following the date on which the Company releases its financial results for its most recent fiscal year.

     (c) The closing price of the Stock, as of any particular day, will be as reported in The Wall Street Journal; provided, however, that if the Stock is not listed on the NYSE on any applicable day, the closing price for such day will be not less than the fair market value of the Stock on such day, as determined by the Administrator based on such empirical evidence as it deems to be necessary under the circumstances.

6. TERM AND EFFECTIVE DATE.

     The Plan will become effective upon (i) approval by the Board, and (ii) solely with respect to Employees subject to Section 16 of the Exchange Act, approval by the affirmative vote of a majority of the shares of voting capital stock of the Company present or represented and entitled to vote at the 1994 annual meeting of the Company's stockholders. When so approved, the Plan shall be deemed to have been in effect as of January 1, 1994 and shall terminate on December 31, 1998.

7. STOCK ADJUSTMENTS.

     (a) The total amount of Stock reserved and issuable under the Plan and Stock awarded but not yet vested will be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from payment of a stock dividend on the Stock, a subdivision or combination of the Stock, a reclassification of the Stock, or a consolidation or a merger in which the Company will be the surviving corporation.

     (b) After any merger of one or more corporations into the Company in which the Company will not be the surviving corporation, or after any consolidation of the Company and one or more other corporations, each Employee who is entitled to Stock hereunder will be entitled to receive, in lieu of the number of shares of Stock as to which such Employee was previously entitled, the number and class of shares of stock or other securities or other consideration to which such Employee would have been entitled pursuant to the terms of the applicable agreement of merger or consolidation if at the time of such merger or consolidation such Employee had been a holder of record of a number of shares of Stock equal to the number of shares for which such Employee was then entitled to receive subject to vesting. Comparable rights will accrue to each Employee in the event of successive mergers or consolidations of the character described above.

     (c) The adjustments described in this Section 7 and the manner of application of the foregoing provisions will be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

8. TRANSFERABILITY.

     An Employee who acquires Stock hereunder will only transfer such Stock in compliance with applicable federal and state securities laws. Employees who are affiliates of the Company may generally dispose of their shares in accordance with Rule 144 promulgated under the Securities Act of 1933, as amended. Employees may not transfer or assign any interest in any Stock awarded hereunder until such Stock is vested with such Employee other than by will or the laws of descent and distribution.

9. RIGHTS AS A STOCKHOLDER.

     Any Employee entitled to receive Stock hereunder will have no rights as a stockholder with respect to any share of Stock until such Employee has become the holder of record of such share of Stock upon vesting, and, except for stock dividends as provided in Section 7 hereof, no adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such Stock for which the record date is prior to the date on which such Employee will become the holder of record thereof.

10. INVESTMENT PURPOSE.

     At the time of issuance of any Stock, the Company may, if it will deem it necessary or desirable for any reason, require an Employee to represent in writing to the Company that (a) it is such Employee's then intention to acquire the Stock for investment purposes and not with a view to the distribution thereof and/or (b) upon acquisition of the Stock, the Employee will not beneficially own in excess of 4.9 percent of the value of the equity securities (as defined in Rule 3a11-1 under the Exchange Act) of the Company; provided that for purposes of this Section 10(b), all outstanding options and convertible securities to acquire Stock shall be deemed to be exercised or converted; provided, further, that this Section 10(b) shall be inoperative after June 21, 1995.

11. RIGHT TO TERMINATE EMPLOYMENT.

     Nothing contained herein will restrict the right of the Company to terminate the employment of any Employee at any time.

12. FINALITY OF DETERMINATIONS.

     Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Administrator will be final and be binding and conclusive for all purposes.

13. SUBSIDIARY AND PARENT CORPORATIONS.

     Unless the context requires otherwise, references under the Plan to the Company will be deemed to include any subsidiary corporations and parent corporations of the Company, as those terms are defined in Section 425 of the Internal Revenue Code, as amended.

14. GOVERNING LAW.

     The Plan will be governed by the laws of the State of Delaware.

15. AMENDMENT AND TERMINATION.

     The Administrator may at any time terminate, amend or modify the Plan in any respect it deems suitable; provided, however, that, solely with respect to persons subject to Section 16 of the Exchange Act, no such action of the Administrator, without the approval of the stockholders of the Company, may (i) materially increase the benefits accruing to employees eligible to receive Stock under the Plan, (ii) materially increase the total amount of Stock which may be awarded under the Plan or (iii) materially modify the requirements for participation in the Plan; provided, further, that no amendment, modification or termination of the Plan may in any manner affect (A) any Stock (whether vested or not) theretofore awarded under the Plan without the consent of the Employee to whom Stock has been awarded or (B) modify the award of Stock to the Employee designated by the Administrator.

16. OVERRIDE.

     (a) With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

     (b) All transactions pursuant to terms of the Plan, including, without limitation, awards and vesting of Stock, shall only be effective at such time as counsel to the Company shall have determined that such transaction will not violate federal or state securities or other laws. The Administrator may, in its sole discretion, defer the effectiveness of such transaction to pursue whatever actions may be required to ensure compliance with such federal or state securities or other laws.

- - --------------------------------------------------------------------------------

     FRONT                   U.S. HOME CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Robert J. Strudler and Isaac Heimbinder, and each of them, with full power of substitution, as proxies of the undersigned to vote all of the shares of Capital Stock of U.S. Home Corporation the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of U.S. Home Corporation, a Delaware corporation, to be held at the Omni Hotel, Four Riverway, Houston, Texas, at 10:00 a.m., local time, on Wednesday, April 6, 1994, and at any adjournment thereof on the matters described on the reverse hereof and, in their discretion, on such other matters as may properly come before the meeting.
        UNLESS AUTHORITY TO DO SO IS WITHHELD BY APPROPRIATE DESIGNATION, THIS PROXY SHALL BE DEEMED TO HAVE GRANTED AUTHORITY TO VOTE FOR THE ELECTION OF ALL CLASS I DIRECTORS AS SET FORTH IN THE PROXY STATEMENT, AND WILL BE SO VOTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3, 4 AND 5.
        PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.
                                               Date:

                                               ----------------------------
                                                        Signature

                                               ----------------------------
                                                        Signature

                                               Please sign exactly as name
                                               appears on this Proxy. If
                                               shares are registered in
                                               more than one name, all such
                                               persons should sign this
                                               Proxy. A corporation should
                                               sign in its full corporate
                                               name by a duly authorized
                                               officer, stating his title.
                                               Trustees, guardians,
                                               executors and administrators
                                               should sign in their
                                               official capacity giving
                                               their full title as such. If
                                               a partnership, please sign
                                               in partnership name by
                                               authorized person.
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

     BACK

     1. ELECTION OF CLASS I DIRECTORS

        / / FOR            / / WITHHELD       Nominees: George A. Poole,
        Jr.; Herve Ripault; James W. Sight

        For, except vote witheld from the following nominee(s):

       --------------------------------------------------------------------

     2. Approval of Non-Employee Directors' Stock Option Plan.

            / / FOR              / / AGAINST              / / ABSTAIN

     3. Approval of the Employee Stock Payment Plan.

            / / FOR              / / AGAINST              / / ABSTAIN

     4. Amendment to the Second Restated Certificate of Incorporation to eliminate a prohibition against issuance of non-voting equity securities.

            / / FOR              / / AGAINST              / / ABSTAIN

     5. Ratification of Arthur Andersen & Co. as auditors.

            / / FOR              / / AGAINST              / / ABSTAIN

- - --------------------------------------------------------------------------------